    As filed with the Securities and Exchange Commission on February 18, 2005
                                                       1933 Act File No. _______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

       PRE-EFFECTIVE AMENDMENT NO.      POST-EFFECTIVE AMENDMENT NO.

                              MFS(R) SERIES TRUST I
               (Exact Name of Registrant as Specified in Charter)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-954-5000

                                  -------------

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                                  -------------

                          James R. Bordewick, Jr., Esq.
                    Massachusetts Financial Services Company,
                               500 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                                  -------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

Title of Securities Being Registered: Class A, Class B, Class C and Class I shares of beneficial interest in the series of the Registrant designated MFS(R) Strategic Growth Fund, a series of MFS Series Trust I.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAS PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 33-7638).

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON
                      MARCH 20, 2005 PURSUANT TO RULE 488.

================================================================================

                            MFS MANAGED SECTORS FUND
                                  a series of
                               MFS SERIES TRUST I
             500 Boylston Street, Boston, Massachusetts 02116-3741
                                  617 954 5000
                                                                 April 5, 2005

Dear Shareholder:

         I am writing to ask for your vote on an important matter that will affect your investment in MFS(R) Managed Sectors Fund (the "Managed Sectors Fund"). Votes will be cast at a shareholder meeting scheduled for May 17, 2005. While you are, of course, welcome to join us at the Managed Sectors Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

         You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is very similar to the Managed Sectors Fund called MFS(R) Strategic Growth Fund (the "Strategic Growth Fund"). The Strategic Growth Fund's investment objective is the same as the Managed Sectors Fund's -- capital appreciation. In addition to having an identical investment objective, the Strategic Growth Fund has similar investment strategies and policies to the Managed Sectors Fund.

         After careful consideration, the Managed Sectors Fund's Trustees have unanimously determined that a tax-free reorganization of the Managed Sectors Fund into the Strategic Growth Fund would be in your best interests. The reorganization would provide you with the opportunity to participate in a larger combined fund with an identical investment objective and similar investment strategies and potentially greater growth prospects and lower expenses. For these reasons, your Trustees recommend that you vote FOR the proposed transaction, by signing and returning the enclosed proxy card or by following the instructions on the proxy card to vote via telephone or over the Internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. I suggest you read both thoroughly before voting.

                          YOUR VOTE MAKES A DIFFERENCE

         No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person. Your prompt response will help avoid the need for additional mailings at the Managed Sectors Fund's expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

         If you have any questions or need additional information, please contact your financial intermediary or call 1-800-335-4151, Monday through Friday between 9:00 A.M. and 11:00 P.M. and Saturday between 12:00 P.M. and 6:00 P.M. Eastern time. I thank you for your prompt vote on this matter.

                                            Sincerely,


                                            Robert J. Manning
                                            President

                            MFS MANAGED SECTORS FUND

                         A SERIES OF MFS SERIES TRUST I

                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 17, 2005

A Special Meeting of shareholders of MFS Managed Sectors Fund, a series of MFS Series Trust I, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on May 17, 2005, at 2:00 p.m. for the following purposes:

ITEM 1. To consider and act upon a proposal to approve a Plan of Reorganization (the "Plan") of the Trust, on behalf of its Managed Sectors Fund and its Strategic Growth Fund, providing for the transfer of assets and the assumption of liabilities of the Managed Sectors Fund to and by the Strategic Growth Fund in exchange solely for shares of beneficial interest of the Strategic Growth Fund, the distribution of the Strategic Growth Fund shares to the shareholders of the Managed Sectors Fund in liquidation of the Managed Sectors Fund and the termination of the Managed Sectors Fund.

ITEM 2. To transact such other business as may properly come before the meeting and any adjournments thereof.

             YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR
                                    ITEM 1.

Only shareholders of record on March 21, 2005 will be entitled to vote at the Meeting.

                                        By order of the Board of Trustees,
                                        James R. Bordewick, Jr.,
                                        Assistant Secretary and Assistant Clerk

April 5, 2005

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                           PROSPECTUS/PROXY STATEMENT

                                 APRIL 5, 2005

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF

                            MFS MANAGED SECTORS FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                           MFS STRATEGIC GROWTH FUND
                      EACH A SERIES OF MFS SERIES TRUST I
                              500 BOYLSTON STREET
                   BOSTON, MASSACHUSETTS 02116 (617) 954-5000

         This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Managed Sectors Fund ("Managed Sectors Fund") into MFS Strategic Growth Fund ("Strategic Growth Fund"). As a result of the proposed reorganization, each Class A, Class B, Class C and Class I shareholder of the Managed Sectors Fund will receive a number of full and fractional Class A, Class B, Class C and Class I shares, respectively, of the Strategic Growth Fund equal in value at the date of the exchange to the total value of the shareholder's Managed Sectors Fund shares. Like the Managed Sectors Fund, the Strategic Growth Fund is in the family of funds managed by Massachusetts Financial Services Company ("MFS") and is a registered open-end management investment company (mutual fund). The Managed Sectors Fund and the Strategic Growth Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

         This document provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC") and some is technical. If there is anything you do not understand, please call the toll-free number, 1-800-335-4151, or your financial intermediary.

         This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Strategic Growth Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated January 1, 2005, of the Strategic Growth Fund (the "Strategic Growth Fund Prospectus") and (ii) the Strategic Growth Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Strategic Growth Fund Annual Report"). The Strategic Growth Fund Prospectus and the Strategic Growth Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

         The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

         (i)   the Prospectus, dated January 1, 2005, of the Managed Sectors
               Fund;

         (ii) the Statement of Additional Information, dated January 1, 2005, of the Managed Sectors Fund;

         (iii) the Statement of Additional Information, dated January 1, 2005 of the Strategic Growth Fund;

         (iv) the Managed Sectors Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004; and

         (v) a Statement of Additional Information, dated April 5, 2005, relating to the proposed reorganization.

         For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606).

         Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the public reference facilities in the SEC's Northeast and Midwest regional offices, at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC's Internet site at http://www.sec.gov.

         The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Synopsis...................................................................   4
Risk Factors...............................................................  16
General....................................................................  18
Proposal Regarding Approval or Disapproval of Reorganization
Transaction and Related Plan of Reorganization.............................  19
Background and Reasons For the Proposed Reorganization.....................  20
Information About the Reorganization.......................................  21
Voting Information.........................................................  27
Miscellaneous..............................................................  30
Form of Plan of Reorganization.............................................  32

Enclosures
Prospectus of the Strategic Growth Fund, dated January 1, 2005.
Annual Report of the Strategic Growth Fund, for the fiscal year ended August 31, 2004.

                                    SYNOPSIS

         The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.       WHAT IS BEING PROPOSED?

         The Trustees of the Managed Sectors Fund, who are also the Trustees of the Strategic Growth Fund, are recommending that shareholders of the Managed Sectors Fund approve the reorganization of the Managed Sectors Fund into the Strategic Growth Fund. If approved by shareholders, the assets and liabilities of the Managed Sectors Fund will be transferred to the Strategic Growth Fund. In consideration therefor, the Strategic Growth Fund shall deliver to the Managed Sectors Fund a number of shares of the Strategic Growth Fund having an aggregate net asset value equal to the value of the assets of the Managed Sectors Fund less the value of liabilities of the Managed Sectors Fund. Immediately following the transfer, the Strategic Growth Fund shares received by the Managed Sectors Fund will be distributed to its shareholders, pro rata, and the Managed Sectors Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the "reorganization.")

2. WHAT WILL HAPPEN TO MY SHARES OF THE MANAGED SECTORS FUND AS A RESULT OF THE REORGANIZATION?

         Your shares of the Managed Sectors Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of the Strategic Growth Fund with an equal total net asset value. The Managed Sectors Fund will then be terminated.

3.       WHY IS THE REORGANIZATION BEING PROPOSED?

         The reorganization is designed to reduce existing overlap in funds within the same asset class offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund. The Trustees believe that the reorganization is in the best interest of each Fund's shareholders and that the interests of shareholders will not be diluted as a result of the reorganization. The Strategic Growth Fund has an identical investment objective and employs similar investment policies and strategies as the Managed Sectors Fund. The reorganization would provide you with the opportunity to participate in a larger combined fund with an identical investment objective and similar investment strategies, greater growth prospects and the potential for lower expenses. In addition, combining the funds will likely eliminate the duplication of services and expenses that currently exist as a result of their separate operations, which should promote more efficient management and operations on a more cost-effective basis.

4. WHAT ARE THE BENEFITS OF MERGING THE MANAGED SECTORS FUND INTO THE STRATEGIC GROWTH FUND?

         As shown in more detail below, the two Funds have identical investment objectives and similar investment policies and strategies, but the Strategic Growth Fund is more than six times the size of the Managed Sectors Fund. If the reorganization is approved, each class of the combined Fund will have a lower expense ratio than the current expense ratio of the corresponding class of the Managed Sectors Fund. In addition, the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and may result in lower operating expenses than are incurred by the Managed Sectors Fund by spreading expenses over a larger asset base.

5. HOW DO THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE TWO FUNDS COMPARE?

         The investment objectives of the two Funds are identical while the investment policies of the two Funds are similar, although not identical. The investment objective of each Fund is to seek capital appreciation. Each Fund's investment objective may be changed without shareholder approval, although no change is currently anticipated.

         Both Funds seek to achieve their objectives by investing, under normal market conditions, at least 65% of their net assets in common stocks and related securities, such as preferred stock, convertible securities and depository receipts of issuers that, for the Managed Sectors Fund, are companies in 13 sectors or, for the Strategic Growth Fund, are companies that MFS believes offer superior prospects for growth. Each Fund generally focuses on companies with larger market capitalizations, which each Fund defines as companies with market capitalizations equaling or exceeding $5 billion at the time of investment. Each Fund also may invest in securities of non-U.S. issuers, including those in emerging markets, but the Managed Sectors Fund may invest up to, but not including, 50% of its net assets in such securities while the Strategic Growth Fund may invest up to, but not including, 20% of its net assets in securities of non-U.S. issuers (including emerging market issuers). Each Fund may establish "short" positions in specific securities or stock indices through short sales. Each Fund also has engaged and may engage in active and frequent trading to achieve its principal investment objective. Each Fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

         The primary differences between the Funds are as follows: The Managed Sectors Fund invests, under normal market conditions, in common stock and related securities, such as preferred stock, convertible securities and depositary receipts, of companies in 13 identified sectors, but no more than 50% of its net assets in any one sector. The Strategic Growth Fund does not employ a sector-based approach as a part of its principal investment strategy. The Strategic Growth Fund invests, under normal market conditions, in common stocks and related securities, such as preferred stock, bonds, warrants or rights convertible into stock and depositary receipts for these securities of companies that MFS believes offer superior prospects for growth. The Managed Sectors Fund does not have a comparable policy in this regard.

         In addition, while the Managed Sectors Fund is "diversified," as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and therefore spreads its investments across a number of issuers, it may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS. The Strategic Growth Fund is also diversified, but does not have a comparable policy in this regard.

         In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The table below summarizes both the principal and non-principal investment techniques and practices that the Funds can employ. The principal investment techniques and practices employed by each Fund, together with their risks, are described in each Fund's Prospectus.

INVESTMENT TECHNIQUES/PRACTICES

                V FUND USES, OR CURRENTLY       -- PERMITTED, BUT FUND DOES NOT
SYMBOLS           ANTICIPATES USING                CURRENTLY ANTICIPATE USING
-------------------------------------------------------------------------------
                                                        STRATEGIC       MANAGED
                                                         GROWTH         SECTORS
                                                          FUND           FUND
                                                        ---------       -------

Debt Securities
   Asset Back Securities
       Collateralized Mortgage Obligations and
            Multiclass Pass-Through Securities......       --              --
       Corporate Asset-Backed Securities............       --              --
       Mortgage Pass-Through Securities.............       --              --
       Stripped Mortgage-Backed Securities..........       --              --
  Corporate Securities..............................        v              --
  Loans and Other Direct Indebtedness...............       --              --
  Lower Rated Bonds.................................       --              --
  Municipal Bonds...................................       --              --
  U.S. Government Securities........................        v               v
  Variable and Floating Rate Obligations............       --               v
  Zero Coupon Bonds.................................        v               v
Equity Securities...................................        v               v
Foreign Securities Exposure
  Brady Bonds.......................................       --              --
  Depositary Receipts...............................        v               v
  Dollar-Denominated Foreign Debt Securities........        v              --
  Emerging Markets..................................        v               v
  Foreign Securities................................        v               v
Forward Contracts...................................        v               v
Futures Contracts...................................        v               v
Indexed Securities..................................        v              --
Inverse Floating Rate Obligations...................       --              --
Investment in Other Investment Companies
  Open-End Funds....................................        v               v
  Closed-End Funds..................................        v               v
Lending of Portfolio Securities.....................        v               v
Leveraging Transactions
  Bank Borrowings...................................        v              --
  Mortgage "Dollar-Roll" Transactions...............       --               v
  Reverse Repurchase Agreements.....................        v              --
Options
  Options on Foreign Currencies.....................        v               v
  Options on Futures Contracts......................        v               v
  Options on Securities.............................        v               v
  Options on Stock Indices..........................        v               v
  Reset Options.....................................        v              --
  "Yield Curve" Options.............................        v              --
Repurchase Agreements...............................        v               v
Short Sales.........................................        v               v
Short Term Instruments..............................        v               v
Swaps and Related Derivative Instruments............        v              --
Temporary Borrowings................................        v               v
Temporary Defensive Positions.......................        v               v
"When-Issued" Securities............................        v               v

6. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE TWO FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE
         REORGANIZATION?

         Management Fees. The table on page __ shows the annual operating expenses of the Funds. For the fiscal year ended August 31, 2004, the Managed Sectors Fund paid a management fee rate of 0.75% annually of the Fund's average daily net assets. The Management fee set forth in the Strategic Growth Fund's Investment Advisory Agreement with MFS is 0.75% of the Fund's average daily net assets. However, as of March 1, 2004, MFS agreed to reduce the Strategic Growth Fund's contractual management fee rate to 0.65% of its average daily net assets. For the fiscal year ended August 31, 2004, the Strategic Growth Fund paid an effective management fee rate of 0.70% annually of the Fund's average daily net assets. This fee rate will apply to the Strategic Growth Fund through February 28, 2009. Thus, the management fee rate for the Strategic Growth Fund is 0.65%, and after giving effect to the reorganization would remain until February 28, 2009, 0.10% lower than that of the Managed Sectors Fund.

         Sales Charges and Rule 12b-1 Fees. The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds. The contingent deferred sales charge aging schedule for Class B shares of the Managed Sectors Fund will be carried over to Class B shares of the Strategic Growth Fund obtained in the reorganization. In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, for Class A, Class B and Class C shares are the same for both Funds. Class I shares of each Fund have not adopted a Rule 12b-1 distribution plan and do not incur Rule 12b-1 fees.

         Other Expenses and Total Annual Fund Expenses. The Strategic Growth Fund's "other expenses" for Class A, Class B, Class C and Class I shares were 0.04% lower than the Managed Sectors Fund's "other expenses" without taking into account any expense offset arrangements, for the period ended August 31, 2004. The Strategic Growth Fund's total annual fund expenses for each class of shares were 0.14% lower than the Managed Sectors Fund, after giving effect to the management fee reduction currently in effect for the period ended August 31, 2004.

         Thus, due to the equivalent Rule 12b-1 fee ratios of the Funds and the Strategic Growth Fund's lower management fee and "other expenses," if the reorganization is approved, Class A, Class B, Class C and Class I shares of the combined fund will each have a total annual expense ratio that is 0.14% lower than the total expense ratio for each corresponding class of the Managed Sectors Fund.

         The following tables summarize the maximum fees and expenses that you may pay when investing in the Funds, expenses that each Fund incurred in the fiscal year ended August 31, 2004, and pro forma expenses of the Strategic Growth Fund after giving effect to the reorganization (assuming that the reorganization occurred on August 31, 2003).

                                     CLASS A    CLASS B     CLASS C      CLASS I
                                     SHARES      SHARES      SHARES      SHARES

SHAREHOLDER FEES (FEES
PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)

Managed Sectors Fund.............     5.75%      0.00%       0.00%         N/A

Strategic Growth Fund............     5.75%+     0.00%       0.00%         N/A

Maximum Deferred Sales Charge
(Load) (as a percentage of the
original purchase price or
redemption proceeds, whichever
is lower)

Managed Sectors Fund.............  See Below*   4.00%**     1.00%***       N/A

Strategic Growth Fund............  See Below*   4.00%**     1.00%***       N/A

Maximum Redemption Fee (as
a percentage of amount
redeemed) if applicable..........      N/A        N/A         N/A          N/A

---------

+ No sales charge will be paid on shares of the Strategic Growth Fund issued in connection with this proposed reorganization.
* A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more or as part of a purchase through certain retirement plans.
** 4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.
*** Imposed on shares redeemed within the first year from the end of the calendar month of purchase.

                                             ANNUAL FUND OPERATING EXPENSES
                                      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
                                      AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                 TOTAL ANNUAL
                                                                                     FUND
                                  MANAGEMENT      DISTRIBUTION       OTHER         OPERATING         FEE            NET
                                     FEES       (12B-1) FEES(1)    EXPENSES(2)     EXPENSES       REDUCTION(3)    EXPENSES
                                  ----------    ---------------    -----------   ------------     ------------    --------
MANAGED SECTORS FUND
  Class A                            0.75%            0.35%           0.31%          1.41%           N/A           1.41%
  Class B                            0.75%            1.00%           0.31%          2.06%           N/A           2.06%
  Class C                            0.75%            1.00%           0.31%          2.06%           N/A           2.06%
  Class I                            0.75%             N/A            0.31%          1.06%           N/A           1.06%
STRATEGIC GROWTH FUND
  Class A                            0.75%            0.35%           0.27%          1.37%         (0.10)%         1.27%
  Class B                            0.75%            1.00%           0.27%          2.02%         (0.10)%         1.92%
  Class C                            0.75%            1.00%           0.27%          2.02%         (0.10)%         1.92%
  Class I                            0.75%             N/A            0.27%          1.02%         (0.10)%         0.92%
STRATEGIC GROWTH FUND (PRO
FORMA COMBINED)(4)
  Class A                            0.75%            0.35%           0.27%          1.37%         (0.10)%         1.27%
  Class B                            0.75%            1.00%           0.27%          2.02%         (0.10)%         1.92%
  Class C                            0.75%            1.00%           0.27%          2.02%         (0.10)%         1.92%
  Class I                            0.75%             N/A            0.27%          1.02%         (0.10)%         0.92%

-------------
(1) Each Fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial intermediary (referred to as distribution and service fees). The maximum annual distribution and service fees under each Fund's plans are: 0.35% for Class A shares and 1.00% for each of Class B and Class C shares.

(2) Each Fund has an expense offset arrangement that reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table.

(3) Prior to March 1, 2004, MFS had contractually agreed to waive 0.05% of the management fee for the Strategic Growth
    Fund. Effective March 1, 2004, and continuing through February 28, 2009, MFS further reduced its contractual management fee rate to 0.65% of average daily net assets for the Strategic Growth Fund as part of its settlement with the New York Attorney General concerning market timing and related matters. This reduction is reflected in the
    Strategic Growth Fund's and the Pro Forma Combined Fund's net expense ratio above.

(4) Assumes that the reorganization occurred on August 31, 2003, the last day before the period shown in the table above.

The tables on the previous pages are provided to help you understand the expenses of investing in the Funds, including pro forma expenses of the Strategic Growth Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

Examples

         The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all your shares at the end of these periods (unless otherwise indicated). They also assume a 5% return on your investment each year and that dividends and other distributions are reinvested. They also assume that a Fund's operating expenses remain the same, except that a Fund's total operating expenses are assumed to be the Fund's "Net Expenses" for the period during which any contractual fee reductions are in effect. The examples are hypothetical; your actual costs and returns may be higher or lower.

                                                             1 YEAR          3 YEARS      5 YEARS        10 YEARS
                                                             ------          -------      -------        --------
MANAGED SECTORS
    Class A                                                  $710            $996         $1,302         $2,169
    Class B
        Assuming redemption at end of period                 $609            $946         $1,308         $2,223
        Assuming no redemption                               $209            $646         $1,108         $2,223
    Class C
        Assuming redemption at end of period                 $309            $646         $1,108         $2,390
        Assuming no redemption                               $209            $646         $1,108         $2,390
    Class I                                                  $108            $337         $585           $1,294
STRATEGIC GROWTH
    Class A                                                  $697            $955         $1,232         $2,021
    Class B
        Assuming redemption at end of period                 $595            $903         $1,237         $2,075
        Assuming no redemption                               $195            $603         $1,037         $2,075
    Class C
        Assuming redemption at end of period                 $295            $603         $1,037         $2,243
        Assuming no redemption                               $195            $603         $1,037         $2,243
   Class I                                                   $94             $293         $509           $1,131
STRATEGIC GROWTH (PRO FORMA COMBINED)
    Class A                                                  $697            $955         $1,241         $2,089
    Class B
        Assuming redemption at end of period                 $595            $903         $1,246         $2,144
        Assuming no redemption                               $195            $603         $1,046         $2,144
    Class C
        Assuming redemption at end of period                 $295            $603         $1,046         $2,311
        Assuming no redemption                               $195            $603         $1,046         $2,311
   Class I                                                   $94             $293         $519           $1,207

7.       HOW HAS THE STRATEGIC GROWTH FUND PERFORMED?

         As shown in the tables below, the Strategic Growth Fund generally outperformed the Managed Sectors Fund for the 1-Year and 5-Year periods and in five of the last seven years.

             ANNUAL TOTAL RETURN* (TOTAL INVESTMENT RETURN AT NAV)
                                 CLASS A SHARES
                                               Year ended December 31,
                                     2004    2003^    2002      2001    2000
                                     ----    ----     ----      ----    ----
Strategic Growth Fund.........       6.54%  27.26%  (29.87)%  (25.07)%  (10.91)%
Managed Sectors Fund..........       6.00%  24.22%  (26.40)%  (35.71)%  (21.49)%

                                     1999    1998     1997      1996    1995
                                     ----    ----     ----      ----    ----
Strategic Growth Fund.........      43.83%  45.20%   50.40%       --       --
Managed Sectors Fund..........      84.56%  11.52%   25.50%    17.18%    33.13%

* The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. The total returns for other classes of each Fund would have been lower than the returns for Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares which have a lower expense ratio than that of Class A shares). During the periods shown in the table, the highest quarterly returns for the Strategic Growth Fund and Managed Sectors Fund were 29.28% (for the calendar quarter ended December 31, 1999) and 58.42% (for the calendar quarter ended December 31, 1999), respectively, and the lowest quarterly returns were (25.41)% (for the calendar quarter ended September 30, 2001) and (27.50)% (for the calendar quarter ended March 31, 2001), respectively.

^ The 2003 total return for each Fund included proceeds received from a non-recurring litigation settlement. Excluding the effect of this payment, the Strategic Growth Fund's and Managed Sectors Fund's 2003 annual total return would have been 27.18% and 23.88%, respectively.

     AVERAGE ANNUAL TOTAL RETURNS* AS OF DECEMBER 31, 2004 (LOAD ADJUSTED)

                                                                       10 YEARS/
                                                1 YEAR      5 YEARS^    LIFE#^
                                                ------      -------    --------
STRATEGIC GROWTH FUND
  RETURNS BEFORE TAXES
    Class B Shares                              1.85%       (9.59)%     11.63%
    Class C Shares                              4.78%       (9.27)%     11.65%
    Class I Shares                              6.86%       (8.37)%     12.60%
    Class A Shares                              0.41%       (9.76)%     11.53%
  RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Returns After Taxes on Distributions***     0.41%       (10.54)%    9.95%
    Returns After Taxes on Distributions and
    Sale of Class A Shares                      0.27%       (8.26)%     9.40%
  BENCHMARK COMPARISONS
    Russell 1000 Growth Index+**                6.30%       (9.29)%     6.89%
    Lipper Large Cap Growth Funds Average ##    7.19%       (8.16)%     6.22%

MANAGED SECTORS FUND
  RETURNS BEFORE TAXES
    Class B Shares                              1.42%       (14.16)%    6.31%
    Class C Shares                              4.34%       (13.85)%    6.33%
    Class I Shares                              6.42%       (13.02)%    7.33%
    Class A Shares                              (0.10)%     (14.35)%    6.39%
  RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Returns After Taxes on Distributions*** (0.10)% (15.57)% 3.31% Returns After Taxes on Distributions and
    Sale of Class A Shares                      (0.06)%     (11.97)%    4.14%
  BENCHMARK COMPARISONS
    Russell 1000 Growth Index+**                 6.30%       (9.29)%    9.59%
    Lipper Large Cap Growth Funds Average##      7.19%       (8.16)%    8.55%

* The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 5.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0%). The performance returns for the benchmark comparisons do not reflect the deduction of sales charges.

+   Source: Standard & Poor's Micropal, Inc.

** The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks

*** After-tax returns are calculated using the historic highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one class of each Fund's shares, and after-tax returns for each Fund's other classes of shares will vary from the returns shown.

# Fund performance figures are for the period from commencement of investment operations on January 2, 1996 through December 31, 2004 in the case of the Strategic Growth Fund and for the 10-year period ended December 31, 2004 in the case of the Managed Sectors Fund.

## The Lipper Large Cap Growth Funds Average, as calculated by Lipper, Inc., is the average investment performance of funds in that category which have similar investment objectives to the Funds. Index and Lipper average returns are from January 1, 1996 in the case of the Strategic Growth Fund.

^ A portion of the returns shown for the Managed Sectors Fund and the Strategic Growth Fund is attributable to the receipt in 2003 of a non-recurring payment in settlement of a class action lawsuit, which enhanced performance in that year by 0.34% and 0.08%, respectively.

         Of course, the Funds' past performance is not an indication of future performance. To review information regarding the Strategic Growth Fund in more detail, please refer to the Strategic Growth Fund Prospectus and Strategic Growth Fund Annual Report, both of which are enclosed.

8.       WHAT ARE THE DIFFERENCES IN PORTFOLIO TURNOVER RATES OF THE TWO FUNDS?

         Portfolio turnover is a measure of how frequently a Fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund's shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During their most recently completed fiscal year, the Managed Sectors Fund had a portfolio turnover rate of 84% and the Strategic Growth Fund had a portfolio turnover rate of 80%.

9.       WHO MANAGES THE STRATEGIC GROWTH FUND?

         The Strategic Growth Fund is managed by S. Irfan Ali and Margaret W. Adams, each an MFS Vice President and each of whom, together with Stephen Pesek, currently manage the Managed Sectors Fund. Mr. Ali has been a portfolio manager of the Fund since 1999 and has been employed in the investment management area of MFS since 1993. Ms. Adams became a portfolio manager of the Fund effective July 1, 2004, and has been employed in the investment management area of MFS since 2000. Prior to joining MFS, Ms. Adams had eleven years of portfolio management and investment-related experience at J.P. Morgan & Co.

10.      HOW WILL THE REORGANIZATION HAPPEN?

         If the reorganization is approved, your Managed Sectors Fund shares will be exchanged for Strategic Growth Fund shares, using the Funds' respective net asset value per share prices, excluding sales charges, as of the close of trading on or about June 13, 2005. This exchange will not affect the total dollar value of your investment.

11.      WILL THE REORGANIZATION HAVE TAX CONSEQUENCES?

         It is expected that the reorganization itself will be a tax-free event for federal income tax purposes, and no additional gain will or loss will need to be reported on your 2005 federal income tax return as the direct result of the reorganization. That said, because the reorganization will end the Managed Sectors Fund's tax year earlier than its normal tax year, it may accelerate distributions from that Fund to its shareholders. In particular, the Managed Sectors Fund will recognize net gains or losses on the sales of any securities in the short period ending on the closing date, and on or before that date it must declare a dividend paying out any such net gains to shareholders. Also, to the extent that the Managed Sectors Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

12.      WILL MY DIVIDEND BE AFFECTED BY THE REORGANIZATION?

         Currently, the Managed Sectors Fund intends to pay substantially all of its net income (including any capital gains) at least annually. Although distributions may be accelerated prior to the reorganization, as described above, following the reorganization, the payment frequency for dividends and capital gains will remain unchanged from the Managed Sectors Fund's regular distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Managed Sectors Fund. Of course, the amount of these dividends will reflect the investment performance of the Strategic Growth Fund.

         The Strategic Growth Fund will not permit any Managed Sectors Fund shareholder holding certificates for Managed Sectors Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as "Reorganization Shares"), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for Managed Sectors Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

         If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Strategic Growth Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Managed Sectors Fund shares in cash.

13. DO THE PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES OF THE TWO FUNDS DIFFER?

         No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS Funds, are identical.

         Both Funds currently offer Class A, B, C and I shares. The Strategic Growth Fund also offers Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. Shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. ("MFD") at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes.

         Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund's valuation time.

         Shares of both Funds may be exchanged for shares of the same class of certain other MFS funds.

14.      HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?

         If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates, if you have any. If the reorganization is not approved, the Managed Sectors Fund will continue to be managed as a separate series in accordance with its current investment objectives and policies and the Trustees may consider other alternatives.

15.      WILL THE NUMBER OF SHARES EACH SHAREHOLDER OWNS CHANGE?

         Yes, but the total value of the shares of the Strategic Growth Fund you receive will equal the total value of the shares of the Managed Sectors Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund is different, the total value of your holdings will not change as a result of the reorganization.

                                  RISK FACTORS

WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN THE STRATEGIC GROWTH FUND, AND HOW DO THEY COMPARE WITH THOSE FOR THE MANAGED SECTORS FUND?

         Because the Funds share identical objectives and similar policies, the risks of an investment in the Strategic Growth Fund are similar to the risks of an investment in the Managed Sectors Fund. The Managed Sectors Fund is also subject to the risks associated with a sector-based investment strategy (i.e., Allocation Risk and Investment Focus Risk) to a greater degree than the Strategic Growth Fund. The Managed Sectors Fund also may invest in securities of emerging market issuers to a greater extent than the Strategic Growth Fund and, therefore, may be subject to the risks inherent in such investments to a greater degree than Strategic Growth Fund. In addition, while the Managed Sectors Fund is "diversified" within the meaning of the 1940 Act and therefore spreads its investments across a number of issuers, it may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS and, therefore, is subject to the risks related to such a policy to a greater extent than the Strategic Growth Fund.

         Market Risk: This is the risk that the price of a security held by the Funds will fall due to changing economic, political or market conditions or due to the financial condition of the company which issued the security.

         Company Risk: Prices of securities react to the economic condition of the company that issued the security. The Funds' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

         Growth Companies Risk: This is the risk that prices of growth company securities held by the Funds, in particular, the Strategic Growth Fund, for which growth companies are a principal investment focus, will fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions.

         Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Funds may experience difficulty in buying and selling these stocks at a fair price.

         Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         > Foreign markets may be less liquid and more volatile than U.S.
           markets.

         > Foreign securities often trade in currencies other than the U.S.
           dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Funds' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the Funds may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Funds may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Funds enter the contract may fail to perform its obligations to the Funds.

         Short Sales Risk: The Funds will suffer a loss if they take a short position and the value of the security or index rises rather than falls. Because the Funds must cover their short positions at prevailing market rates, the potential loss is unlimited.

         Active or Frequent Trading Risk: The Funds have engaged and may engage in active and frequent trading to achieve their principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an Individual Retirement Account). Frequent trading also increases transaction costs, which could detract from the Funds' performance.

         As with any mutual fund, you could lose money on your investment in a Fund.

         An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         Other Investments. In addition to the Funds' main investment strategies described above, each Fund also may buy and sell the other types of investments indicated by the comparative chart on pages __ and __ above. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund's Statement of Additional Information.

                                    GENERAL

         This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Managed Sectors Fund into the Strategic Growth Fund and the solicitation of proxies by and on behalf of the Trustees of the Managed Sectors Fund for use at the Special Meeting of Shareholders ("Meeting"). The Meeting is to be held on May 17, 2005, at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy are being mailed to shareholders on or about April 5, 2005.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Managed Sectors Fund's Assistant Secretary at the principal office of the Managed Sectors Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Managed Sectors Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Managed Sectors Fund by the transfer of its assets to the Strategic Growth Fund in exchange for the Reorganization Shares and the assumption by the Strategic Growth Fund of the liabilities of the Managed Sectors Fund.

         As of March 21, 2005 there were [ ], [ ], [ ] and [ ] Class A, B, C and I shares of beneficial interest, respectively, of the Managed Sectors Fund outstanding. Only shareholders of record as of the close of business on March 21, 2005 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

         The Trustees of the Managed Sectors Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                 PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF
         REORGANIZATION TRANSACTION AND RELATED PLAN OF REORGANIZATION

         The shareholders of the Managed Sectors Fund are being asked to approve or disapprove a reorganization between the Managed Sectors Fund and the Strategic Growth Fund pursuant to a Plan of Reorganization on behalf of the Funds (the "Plan"), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

         The reorganization is structured as a transfer of the assets and liabilities of the Managed Sectors Fund to the Strategic Growth Fund in exchange for that number of full and fractional Class A, Class B, Class C and Class I Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Strategic Growth Fund, all as more fully described below under "Information About the Reorganization."

         After receipt of the Reorganization Shares, the Managed Sectors Fund will distribute the Class A Reorganization Shares to its Class A shareholders, the Class B Reorganization Shares to its Class B shareholders, the Class C Reorganization Shares to its Class C shareholders and the Class I Reorganization Shares to its Class I shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Managed Sectors Fund, and the legal existence of the Managed Sectors Fund as a separate series of MFS Series Trust I, a Massachusetts business trust (the "Trust"), under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Managed Sectors Fund will receive a number of full and fractional Class A, Class B, Class C or Class I Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Managed Sectors Fund shares of the same class.

         On or prior to the date of the transfer (the "Exchange Date"), the Managed Sectors Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

         The Trustees of the Managed Sectors Fund have voted unanimously to approve the proposed transaction and to recommend that Shareholders also approve the transaction. The transactions contemplated by the Plan will be consummated only if the Plan is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Managed Sectors Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Strategic Growth Fund.

         In the event that this proposal is not approved by the shareholders of the Managed Sectors Fund, the Managed Sectors Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies and the Trustees may consider such alternatives as may be in the best interests of the Managed Sectors Fund.

             BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

         The Board of Trustees, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Managed Sectors Fund.

         As discussed above, the Strategic Growth Fund and the Managed Sectors Fund have identical investment objectives, each seeking capital appreciation.

         In light of the similarity of the Funds, MFS advised the Board of Trustees that it believes that combining the Funds would be in the best interests of shareholders of both Funds. The Board of Trustees believes that the proposed reorganization will be advantageous to the Managed Sectors Fund's shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

          1. The proposed reorganization offers Managed Sectors Fund's shareholders the opportunity to move their assets into a Fund with a compatible investment objective and compatible investment policies and portfolio composition, but one that is larger;

          2. The reduction of overlap of funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies and will create a larger-combined Fund with the potential for greater growth prospects;

          3. The total expense ratio for each class of shares of the Strategic Growth Fund is lower than the total expense ratio of the corresponding class of shares of the Managed Sectors Fund and is currently expected to remain lower after the reorganization;

          4. The contractual management fee paid to MFS by each Fund is equal. However, MFS has agreed to reduce the Strategic Growth Fund's effective management fee until February 28, 2009, resulting in a management fee rate that is 0.10% lower than the Managed Sector Fund's current management fee rate;

          5. The respective liabilities of each Fund;

          6. The relative size of the Fund, and the possibility that the increased size of the combined Fund could provide the potential for lower expenses by spreading fixed expenses across a larger asset base;

          7. Although past performance is not an indication of future results, the Strategic Growth Fund generally has a better overall performance record than the Managed Sectors Fund;

          8. The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Managed Sectors Fund or its shareholders for federal income tax purposes as a result of the transaction;

          9. The fact that the combined fund will be managed by the same investment adviser, portfolio management team and two of the three individuals who currently manage the Managed Sectors Fund;

         10. The compatibility of the Funds' shareholder service features; and

         11. The costs that will be borne directly or indirectly by the Funds in connection of the reorganization.

         The Board of Trustees considered that the reorganization presents an opportunity for the Strategic Growth Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered that the expenses the Strategic Growth Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Strategic Growth Fund would realize as a result of the transaction. The Trustees believe that the Strategic Growth Fund shareholders could, over time, also benefit from improved diversification and potentially lower expenses (see "Synopsis, question 6" for a discussion of expenses) as a result of the reorganization.

         The Board of Trustees also considered that MFS could benefit from the reorganization. For example, MFS might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one Fund instead of two.

         Based on its review and MFS' advice, the Board of Trustees has unanimously approved the proposal.

         Exchange without recognition of gain or loss for federal income tax purposes. If a Managed Sectors Fund shareholder were to redeem his or her shares to invest in another fund, such as the Strategic Growth Fund, gain or loss generally would be recognized by that shareholder for federal income tax purposes. Also, if the Managed Sectors Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Managed Sectors Fund's shareholders to exchange their investment for an investment in the Strategic Growth Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Strategic Growth Fund shares at net asset value at any time, at which point a taxable gain or loss would be recognized.

                      INFORMATION ABOUT THE REORGANIZATION

         Plan of Reorganization. The proposed reorganization will be governed by a Plan of Reorganization (the "Plan"). The Plan provides that the Strategic Growth Fund will acquire the assets and liabilities of the Managed Sectors Fund in exchange for the issuance of Class A, Class B, Class C and Class I Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day following the time as of which the Funds' shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time on June 10, 2005, or such other date as may be agreed upon by the parties). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

         The Managed Sectors Fund will sell its assets to the Strategic Growth Fund, and in exchange, the Strategic Growth Fund will assume all liabilities of the Managed Sectors Fund and deliver to the Managed Sectors Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Managed Sectors Fund attributable to its Class A shares, less the value of the liabilities of the Managed Sectors Fund assumed by the Strategic Growth Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Managed Sectors Fund attributable to its Class B shares, less the value of the liabilities of the Managed Sectors Fund assumed by the Strategic Growth Fund attributable to such Class B shares; (iii) a number of full and fractional Class C Reorganization Shares having a net asset value equal to the value of assets of the Managed Sectors Fund attributable to its Class C shares, less the value of liabilities of the Managed Sectors Fund assumed by the Strategic Growth Fund attributable to such Class C shares; and (iv) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of the assets of the Managed Sectors Fund attributable to its Class I shares, less the value of liabilities of the Managed Sectors Fund assumed by the Strategic Growth Fund attributable to such Class I shares.

         Immediately following the Exchange Date, the Managed Sectors Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Managed Sectors Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Managed Sectors Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Managed Sectors Fund, Class C Reorganization Shares being distributed to holders of Class C shares of the Managed Sectors Fund, and Class I Reorganization Shares being distributed to holders of Class I shares of the Managed Sectors Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C and Class I shares of the Managed Sectors Fund will receive a number of Class A, Class B, Class C and Class I Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C and Class I shares, respectively, of the Managed Sectors Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Strategic Growth Fund in the name of such Managed Sectors Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class C and Class I Reorganization Shares due such shareholder. New certificates for Reorganization Shares will be issued only upon written request.

         The Trustees have determined that the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

         The consummation of the reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by the mutual consent of the Managed Sectors Fund and the Strategic Growth Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

         The fees and expenses for the transaction are estimated to be approximately $200,000. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Plan.

         Description of the Reorganization Shares. Reorganization Shares will be issued to the Managed Sectors Fund's shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Class A, Class B, Class C and Class I shares of the Strategic Growth Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but Managed Sectors Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. Class A shares are subject to a Rule 12b-1 fee at the annual rate of up to 0.35% of the Fund's average daily net assets attributable to Class A shares.

         Class B shares of the Strategic Growth Fund are sold without a sales charge, but are subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares received by holders of Class B shares of the Managed Sectors Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Managed Sectors Fund. Class B shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B Shares of the Managed Sectors Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Managed Sectors Fund.

         Class C shares of the Strategic Growth Fund are sold without sales charge, but are subject to a CDSC of 1% if redeemed within 12 months of purchase. For purposes of determining if a CDSC is payable on redemption of Class C Reorganization Shares received by holders of Class C shares of the Managed Sectors Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Managed Sectors Fund. Class C shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Unlike Class B shares, however, Class C shares do not have a conversion feature.

         Class I shares are sold without a sales charge and are not subject to a Rule 12b-1 fee. Class I shares are available exclusively to certain investors.

         Each class of shares of the Strategic Growth Fund generally are subject to redemption fees on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange).

         Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Trust, of which the Strategic Growth Fund is a fund, permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Strategic Growth Fund's shares are currently divided into ten classes - Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 592B, Class 529C, Class I and Class J.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Strategic Growth Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Strategic Growth Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Strategic Growth Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Strategic Growth Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategic Growth Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Managed Sectors Fund are currently subject to this same risk of shareholder liability.

         Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Fund (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes:

                  (a) The reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Strategic Growth Fund and Managed Sectors Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) under Section 361 of the Code, no gain or loss will be recognized by the Managed Sectors Fund upon the transfer of its assets to the Strategic Growth Fund in exchange for Reorganization Shares and the assumption by the Strategic Growth Fund of the Managed Sectors Fund's liabilities, or upon the distribution of the Reorganization Shares by the Managed Sectors Fund to its shareholders in liquidation;

                  (c) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Managed Sectors Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Managed Sectors Fund;

                  (d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Managed Sectors Fund' shareholders receive in exchange for their Managed Sectors Fund shares will be the same as the aggregate tax basis of the Managed Sectors Fund shares exchanged therefor;

                  (e) under Section 1223(1) of the Code, a Managed Sectors Fund shareholder's holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Managed Sectors Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Managed Sectors Fund shares as a capital asset;

                  (f) under Section 1032 of the Code, no gain or loss will be recognized by the Strategic Growth Fund upon receipt of the assets transferred to the Strategic Growth Fund pursuant to the Plan in exchange for the Reorganization Shares and the assumption by the Strategic Growth Fund of the liabilities of the Managed Sectors Fund;

                  (g) under Section 362(b) of the Code, the Strategic Growth Fund's tax basis in the assets that the Strategic Growth Fund receives from the Managed Sectors Fund will be the same as the Managed Sectors Fund's tax basis in such assets immediately prior to such exchange;

                  (h) under Section 1223(2) of the Code, the Strategic Growth Fund's holding periods in such assets will include the Managed Sectors Fund's holding periods in such assets; and

                  (i) under Section 381 of the Code, the Strategic Growth Fund will succeed to the capital loss carryovers of the Managed Sectors Fund, if any, but the use by the Strategic Growth Fund of any such capital loss carryovers (and of capital loss carryovers of the Strategic Growth Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

         The opinion will be based on certain factual certifications made by officers of the Trust, on behalf of the Managed Sectors Fund and of the Strategic Growth Fund, and will also be based on customary assumptions. Notwithstanding paragraphs (b) and (g) above, the Plan provides that the tax opinion may state that no opinion is expressed as to the effect of the reorganization on the Funds or any Managed Sectors Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Series that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

         Prior to the Exchange Date, the Managed Sectors Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distribution to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

         This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

         Additional Tax Considerations. As of August 31, 2004, the Managed Sectors Fund had capital loss carryovers of approximately $288,484,439, which expire as follows:

              Expiration Date
                August 31, 2010                    $209,247,033
                August 31, 2011                     $79,237,406

Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

         The combined fund's ability to use Managed Sectors Fund's capital loss carryovers to offset future realized capital gains may be subject to an annual limitation under applicable tax laws if the reorganization occurs. The effect of this limitation will depend on the amount of losses in each Fund and the Funds' relative sizes at the time of the reorganization. For example, if the reorganization had occurred on December 31, 2004, the combined fund would have had net losses (i.e., capital loss carryforwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses and all unrealized gains) of 60% of its net assets available to reduce capital gains, whereas absent the reorganization, the Managed Sectors Fund would have had net losses of 125% of its net assets available to reduce capital gains. As a result of the loss limitation and the spreading of the losses remaining available over a larger asset base, the percentage of losses available to offset capital gains would have decreased by 65% with respect to the Managed Sectors Fund. The Strategic Growth Fund's substantial net losses (64% of its net assets), however, would have mitigated the effect of this decrease. The application of the loss limitation rules may accelerate taxable gain distributions to shareholders of the combined fund.

         Capitalization. The following table shows the capitalization of the Funds as of August 31, 2004, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                               Strategic     Managed                  Pro Forma
                                Growth       Sectors    Pro Forma     Combined
                                 Fund         Fund     Adjustments     Funds
Net assets (000's omitted)
   Class A................     $563,761     $155,466     $   84^     $719,311
   Class B................     $427,364     $ 36,652     $   54^     $464,070
   Class C................     $114,023     $  1,154     $   13^     $115,190
   Class I................     $405,006     $  2,134     $   48^     $407,188

Shares outstanding
(000's omitted)
   Class A................       33,919       20,456      9,354*       43,273
   Class B................       26,791        4,879      2,298*       29,089
   Class C................        7,135          155         72*        7,207
   Class I................       23,861          277        126*       24,987


Net asset value per share
   Class A................     $  16.62     $   7.60         --      $  16.62
   Class B................     $  15.95     $   7.51         --      $  15.95
   Class C................     $  15.98     $   7.43         --      $  15.98
   Class I................     $  16.97     $   7.71         --      $  16.97

------------
^ Amount reflects estimated reorganization costs.
* If the reorganization had taken place on August 31, 2004, the Managed Sectors Fund would have received 9,354,176, 2,297,923, 72,190 and 125,780 Class A,
  Class B, Class C and Class I shares respectively, of the Strategic Growth Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Managed Sectors Fund will receive on the Exchange Date. The foregoing is merely an example of what the Managed Sectors Fund would have received and distributed had the reorganization been consummated on August 31, 2004, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

         Unaudited pro forma combined financial statements of the Funds as of August 31, 2004 and for the twelve-month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Plan provides that the Strategic Growth Fund will be the surviving Fund following the reorganization and because the Strategic Growth Fund's investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Managed Sectors Fund to the Strategic Growth Fund as contemplated by the Plan.

         THE TRUSTEES OF THE MANAGED SECTORS FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN.

                               VOTING INFORMATION

         Required Vote. Proxies are being solicited from the Managed Sectors Fund's shareholders by its Trustees for the Meeting to be held on May 17, 2005 at 2:00 p.m. at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Plan.

         The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Managed Sectors Fund entitled to vote. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the power of the outstanding voting securities.

         Record Date, Quorum and Method of Tabulation. Shareholders of record of the Managed Sectors Fund at the close of business on March 21, 2005 (the "record date") will be entitled vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of the Managed Sectors Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

         Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Managed Sectors Fund as the vote tabulator for the Meeting. The vote tabulator will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         As of March 21, 2005, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Managed Sectors Fund. To the best of the knowledge of the Managed Sectors Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Managed Sectors Fund:

                                                                      PRO FORMA
                                    SHAREHOLDER       PERCENTAGE      PERCENTAGE
            CLASS                NAME AND ADDRESS       OWNED           OWNED
            -----                ----------------     ----------      ---------
[To be provided]


         The votes of the shareholders of the Strategic Growth Fund are not being solicited, because their approval or consent is not necessary for this transaction. As of March 21, 2005, the officers and Trustees, as a group, beneficially owned less than 1% of the outstanding shares of the Strategic Growth Fund. To the best of the knowledge of the Strategic Growth Fund, as of March 21, 2005, the following shareholders owned of record or beneficially 5% or more of the following classes of the Strategic Growth Fund:

                                                                      PRO FORMA
                                    SHAREHOLDER       PERCENTAGE      PERCENTAGE
            CLASS                NAME AND ADDRESS       OWNED           OWNED
            -----                ----------------     ----------      ---------
[To be provided]


         Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFD and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Managed Sectors Fund has retained at its own expense Investor Connect to aid in the solicitation of instructions for nominee and registered accounts for a fee of $38,000, plus reasonable out-of-pocket expenses for proxy solicitation services. The Managed Sectors Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

         Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the "control" number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

         Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals.

         Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Managed Sectors Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

         Shareholder Proposals. The Managed Sectors Fund does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Managed Sectors Fund, c/o James R. Bordewick, Jr., Assistant Secretary, at 500 Boylston Street, 20th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

         Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Managed Sectors Fund pays the costs of any additional solicitation and of any adjourned session.

                                 MISCELLANEOUS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP serves as Independent Registered Public Accounting Firm to the Strategic Growth Fund while Deloitte & Touche LLP serves as Independent Registered Public Accounting Firm to the Managed Sectors Fund. The audited financial statements of the Managed Sectors Fund and the Strategic Growth Fund for the fiscal year ended August 31, 2004, included in the Statements of Additional Information, have been audited by Deloitte &Touche LLP and Ernst & Young LLP, respectively, Independent Registered Public Accountants, whose reports thereon are included in the respective Statement of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended August 31, 2004. The financial statements audited by Deloitte & Touche LLP and Ernst & Young LLP have been incorporated by reference into the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

         The Managed Sectors Fund and the Strategic Growth Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and the public reference facilities in the SEC's Northeast and Midwest regional offices at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

OTHER BUSINESS

         Management of the Managed Sectors Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPLY.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.

         Please advise the Managed Sectors Fund, in care of MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111-1738, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

April 5, 2005

MFS MANAGED SECTORS FUND, a series of
MFS SERIES TRUST I
500 Boylston Street
Boston, MA 02116

                                                                     Appendix A

                         FORM OF PLAN OF REORGANIZATION

     THIS PLAN OF REORGANIZATION (the "Plan") is adopted by MFS Series Trust I, a Massachusetts business trust (the "Trust"), with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 on behalf of MFS Series Trust I - Managed Sectors Fund ("MMS") and MFS Series Trust I - MFS Strategic Growth Fund ("AGF"), each a segregated portfolio of assets ("series") thereof. For the purposes of this Plan, AGF is referred to herein as the "Surviving Fund," and MMS is referred to as the "Acquired Fund" and all such series are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."


     The Trust wishes to effect a reorganization, described in Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and intends this Plan to be, and adopts it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Code ("Regulations"). The reorganization will consist of (1) the transfer of the assets of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the liabilities of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest in the Surviving Fund (the "Reorganization Shares"), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan (Such transactions involving the Acquired Fund and the Surviving Fund are referred to herein as a "Reorganization").

     All representations, warranties, covenants and obligations of each Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of the Trust acting on behalf of the respective Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by the Trust, acting on behalf of that Fund.

     The Trust is a business trust that is duly formed and validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on the business as presently conducted. Before January 1, 1997, the Trust "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since. The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. Each Fund is a duly established and designated series of the Trust.

     The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value ("shares"), currently divided into 9 series.

     The Acquired Fund's shares are divided into three classes, designated Class A, Class B, Class C shares and Class I shares (the "Class A Acquired Fund Shares", "Class B Acquired Fund Shares", "Class C Acquired Fund Shares", and "Class I Acquired Fund Shares," respectively, and together, the "Acquired Fund Shares"). The Surviving Fund's shares are divided into ten classes, including four classes designated Class A, Class B, Class C and Class I shares (the "Class A Reorganization Shares", "Class B Reorganization Shares", "Class C Reorganization Shares" and "Class I Reorganization Shares," respectively), which four classes are the only classes of the Surviving Fund's shares involved in the Reorganization and thus included in the term "Reorganization Shares". Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares (i.e., the Funds' Class A, Class B, Class C and Class I shares correspond to each other).

1. THE REORGANIZATION

     1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Date (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied and certified by the Trust's Treasurer or Assistant Treasurer (the "Statement of Assets and Liabilities") (collectively, the "Assets"), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities and any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and or transactions of the Acquired Fund prior to and including the Closing Date (as defined in paragraph 1.3 hereof) which are not reflected on the Statement of Assets and Liabilities (collectively, the "Liabilities") and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund Shareholders of record determined as of the close of business on the Valuation Date (the "Acquired Fund Shareholders"), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing").

     1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of adoption of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

     1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof to the Acquired Fund Shareholders, in proportion to their Acquired Fund Shares held of record as of the close of business on the Closing Date, in actual or constructive exchange for their Acquired Fund Shares. Such distribution will be accomplished by the transfer of the Class A, Class B, Class C and Class I Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Reorganization Shares due such shareholders. The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

     1.4 Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

     1.5 The Acquired Fund shall be terminated as a series of the Trust promptly following the Liquidation Date.

2. VALUATION

     2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Surviving Fund, in the manner set forth in the Trust's Amended and Restated Declaration of Trust ("Declaration of Trust") or By-laws ("By-laws") and the Surviving Fund's then-current prospectus and statement of additional information, to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, in the manner set forth in the Declaration of Trust or By-laws and the Acquired Fund's then-current prospectus and statement of additional information. The determinations of the Custodian shall be conclusive and binding on all parties in interest.

     2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value of an Class A Reorganization Share (computed as set forth in such paragraph), (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed), (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed) and (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed).

     2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Surviving Fund and the Acquired Fund, as applicable.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be as soon as practicable after the Reorganization is approved by shareholders of the Acquired Fund, but in no event later than June 25, 2005. The Closing shall be held at 8:00 a.m., Boston time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Series Trust I - Strategic Growth Fund" or in the name of any successor organization.

     3.3 If on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before July 31, 2005, this Plan may be terminated by Trust.

     3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses and federal taxpayer identification numbers and backup, withholding and non resident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholders, all as of the close of business on the Valuation Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.


4. CONDITIONS PRECEDENT

     4.1 The Trust's obligation to implement this Plan on the Surviving Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

         (a) The Trust has no material contracts or other commitments (other than this Plan) that will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

         (b) As of the Closing Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of Trust's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

         (c) For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of sections 851 through 855 of the Code apply to Acquired Fund for the remainder of its current taxable year beginning September 1, 2004, and will continue to apply to it through the Closing Date.

         The Acquired Fund will declare to the Acquired Fund Shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing (a) all of the excess of (i) the Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over
     (ii) the Acquired Fund's deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund's investment company taxable income (as defined in Code section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on August 31, 2004 and the short taxable year beginning on September 1, 2004, and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

         (d) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the Acquired Fund Shareholders in the amounts set forth in the Shareholder List. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (e) Except as previously disclosed to the Surviving Fund, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

         (f) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws except as may have been previously disclosed in writing to the Surviving Fund;

         (g) The current prospectus and statement of additional information of the Acquired Fund, each dated January 1, 2005, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement (as defined in paragraph 4.3(n) hereof), on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (h) The Acquired Fund incurred the Liabilities in the ordinary course of its business;

         (i) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Section 368(a)(3)(A) of the Code); and

         (j) The Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

     4.2 The Trust's obligation to implement this Plan on the Acquired Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

         (a) The current prospectus and statement of additional information of the Surviving Fund, each dated January 1, 2005, as supplemented and updated from time to time (collectively, the "Surviving Fund Prospectus"), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (b) At the Closing Date, the Trust will have good and marketable title to the assets of the Surviving Fund;

         (c) As of the Closing Date, the Surviving Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

         (d) For federal income tax purposes, Surviving Fund qualifies as a regulated investment company, and the provisions of sections 851 through 855 of the Code will apply to Surviving Fund for the remainder of its current taxable year beginning September 1, 2004, and will continue to apply to it through the Closing Date;

         (e) All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

         (f) The Reorganization Shares to be issued pursuant to the terms of this Plan will be duly authorized at the Closing Date and, when so issued, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by Trust;

         (g) The Trust shall have obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

         (h) All Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws; and

         (i) No consideration other than Reorganization Shares (and the Surviving Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

     4.3 The Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

         (a) Each Acquired Fund Shareholder will pay its own expenses (including fees of investment or tax advisors for advice regarding the Reorganization), if any, it incurs in connection with the Reorganization;

         (b) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187);

         (c) The Trust shall not be, and its adoption of this Plan shall not have resulted, in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust or either Fund is bound;

         (d) Except as otherwise disclosed in writing by a Fund and accepted by the other Fund, (i) no material litigation, administrative proceeding or investigation of or before any court or governmental body shall be pending or threatened against either Fund or any of its properties or assets and
     (ii) there shall be no facts that might form the basis for the institution of such proceedings, and the Trust shall not be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (e) No consent, approval, authorization or order of any court or governmental authority shall have been required for the consummation by the Trust, on either Fund's behalf, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts"), and such as may be required under state securities laws;

         (f) The Trust shall have prepared and filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein, including a proxy statement of the Acquired Fund (the "Proxy Statement") in compliance with the Acts, in connection with the Meeting to consider approval of this Plan. The Proxy Statement, on the effective date thereof, the date of the Meeting (as defined in paragraph 4.3(i) hereof) and the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

         (g) The adoption of this Plan shall have been duly authorized by all necessary action on Trust's part (with the exception of the approval of this Plan by the Acquired Fund's shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund);

         (h) Each Fund shall have operated its business in the ordinary course through the Closing Date, it being understood that such ordinary course of business includes the declaration and payment of customary dividends and other distributions;

         (i) The Trust shall have called a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein; and

         (j) The Trust shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company, the Trust's investment adviser, dated as of the Closing Date, in a form satisfactory to the Trust, to the effect that:

                (i) the Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement;

               (ii) this Plan has been duly adopted by the Trust and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, is a valid and binding obligation of the Trust enforceable against the Trust and each Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

              (iii) the Reorganization Shares to be issued to the Acquired Fund
                    Shareholders as provided by this Plan are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by the Trust, and no shareholders of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-laws;

               (iv) the adoption of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust is a party or by which it or either Fund is bound;

                (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

               (vi) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate in all material respects;

              (vii) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, required to be described in the Registration Statement that are not described as required;

             (viii) to the knowledge of such counsel, the Trust is a duly registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

               (ix) except as may have been previously disclosed to each Fund in writing, to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Trust or either Fund or any of the Funds' properties or assets, and the Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

     Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date, the Registration Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, its Board of Trustees ("Board") and its officers and of each Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Trust may reasonably request.

5. FURTHER CONDITIONS PRECEDENT

     The Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following further conditions on or before the Closing Date:


     5.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Declaration of Trust and By-Laws;

     5.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

     5.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that the Trust may waive any such conditions for either Fund;

     5.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     5.5 The Acquired Fund shall have distributed to its shareholders, on or immediately before the Closing Date, all of its (a) "investment company taxable income" (within the meaning of Section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) "net capital gain" (as defined in Section 1222(11) of the Code), after reduction by any capital loss carryforward, each for its taxable year ending on the Closing Date;

     5.6 The Trust shall have received an opinion of Ropes & Gray LLP ("Tax Counsel"), reasonably satisfactory to it, as to the federal income tax consequences mentioned below (the "Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may assume satisfaction of all the conditions set forth in Article 4 hereof and this Article 5 (other than this paragraph 5.6), may treat them as representations and warranties the Trust made to it and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and on representations and warranties made in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

     (a) The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Surviving Fund and Acquired Fund each will be a "party to a reorganization" within the meaning of
         Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Surviving Fund upon the receipt of the assets of Acquired Fund in exchange for Reorganization Shares and the assumption by Surviving Fund of the liabilities of Acquired Fund;

     (c) The basis in the hands of Surviving Fund of the assets of Acquired Fund transferred to Surviving Fund in the Transaction will be the same as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer;

     (d) The holding periods of the assets of Acquired Fund in the hands of Surviving Fund will include the periods during which such assets were held by Acquired Fund;

     (e) No gain or loss will be recognized by Acquired Fund upon the transfer of Acquired Fund's assets to Surviving Fund in exchange for Reorganization Shares and the assumption by Surviving Fund of the liabilities of Acquired Fund, or upon the distribution of Reorganization Shares by Acquired Fund to its shareholders in liquidation;

     (f) No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

     (g) The aggregate basis of Reorganization Shares that an Acquired Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefore;

     (h) An Acquired Fund shareholder's holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefore, provided that he or she held such Acquired Fund shares as capital assets; and

     (i) Surviving Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code. Surviving Fund will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

     Notwithstanding paragraphs (c) and (e) above, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholders with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The Trust agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, the Trust may not waive in any material respect the condition set forth in this paragraph 5.6.

6. EXPENSES; CERTAIN TAX MATTERS

     6.1 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

     6.2 The Trust or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing September 1, 2004 and ending on the Closing Date.

7. TERMINATION AND AMENDMENT OF THIS PLAN

     7.1 The Board may terminate this Plan and abandon the Reorganization at any time before the Closing Date if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund.

     7.2 The Board may amend, modify or supplement this Plan at any time in any manner; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this paragraph 7.2 shall be construed to prohibit the Board from amending this Plan to change the Closing Date or the Valuation Date.

8. MISCELLANEOUS

     8.1 The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     8.2 This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     8.3 This Plan shall bind and inure to the benefit of the Trust and its successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

     8.4 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of or arising out of this instrument are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The assets and liabilities of each series of the Trust are separate and distinct, and the obligations of or arising out of this instrument are binding solely upon the assets or property of the respective Funds.

     8.5 Notwithstanding paragraph 7.2 hereof, but subject to the first proviso contained therein and last sentence in Section 5.6, the Trust may waive any condition set forth herein or modify such condition in a manner deemed appropriate by officer thereof.

[Logo] M F S(R)
INVESTMENT MANAGEMENT                                THREE EASY WAYS TO VOTE YOUR
                                    PROXY READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.
                                  TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                  INTERNET: Go to WWW.PROXYWEB.COM and follow the on-line directions.
                                         MAIL: Vote, sign, date and return your proxy by mail.
                                     IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY.

[14-digit control number]

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

MANAGED SECTORS FUND           PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2005

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James F. DesMarais,
Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Tuesday, May 17, 2005 at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR
DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

                                              Date _____________________________

                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                                             ------------------------------------------------------


                                             ------------------------------------------------------
                                             Signature (PLEASE SIGN WITHIN BOX)

                                              NOTE: Please sign exactly as your name appears on this
                                              card. All joint owners should sign. When signing as
                                              executor, administrator, attorney, trustee or guardian
                                              or as custodian for a minor, please give full title as
                                              such. If a corporation, please sign in full corporate
                                              name and indicate the signer's office. If a
                                              partnership, sign in the partnership name.


                                          PLEASE FILL IN BOX(ES) AS SHOWN USING
                                          BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                                          PLEASE DO NOT USE FINE POINT PENS. [X]

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL LISTED BELOW.
PROPOSAL 1. Approval of a Plan of Reorganization           FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
providing for the transfer of assets and the
assumption of liabilities of the Managed Sectors
Fund to and by the Strategic Growth Fund in
exchange solely for shares of beneficial
interest of the Strategic Growth Fund, the
distribution of the Strategic Growth Fund shares
to the shareholders of the Managed Sectors Fund
in liquidation of the Managed Sectors Fund and
the termination of the Managed Sectors Fund.


YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.

Thank you!

                              PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

          Relating to the Acquisition of the Assets and Liabilities of
                            MFS MANAGED SECTORS FUND,
                         a series of MFS Series Trust I,
                          by and exchange for shares of
                            MFS STRATEGIC GROWTH FUND
                         a series of MFS Series Trust I

                                  April 5, 2005

This Statement of Additional Information (the "Statement") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of MFS Strategic Growth Fund (the "Strategic Growth Fund") dated April 5, 2005 relating to the sale of all or substantially all of the assets of MFS Managed Sectors Fund (the "Managed Sectors Fund") to the Strategic Growth Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116 or by calling 1-800-225-2606.

                                TABLE OF CONTENTS

  Additional Information about the Strategic Growth Fund                B-1
  Additional Information about the Managed Sectors Fund                 B-1
  Independent Registered Public Accountants and Financial Statements    B-1
  Unaudited Pro Forma Financial Statements                              B-2

             ADDITIONAL INFORMATION ABOUT THE STRATEGIC GROWTH FUND

The Strategic Growth Fund's Statement of Additional Information dated January 1, 2005, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

              ADDITIONAL INFORMATION ABOUT THE MANAGED SECTORS FUND

The Managed Sectors Fund's Statement of Additional Information dated January 1, 2005, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm for the Strategic Growth Fund and Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Managed Sectors Fund, each providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for their respective Fund.

The following documents are incorporated by reference into this Statement: (i) the Strategic Growth Fund's Annual Report for the fiscal year ended August 31, 2004 and (ii) the Managed Sectors Fund's Annual Report for the fiscal year ended August 31, 2004. The audited annual financial statements for the Strategic Growth Fund and the Managed Sectors Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Ernst & Young LLP and Deloitte & Touche LLP respectively, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center (address noted above) and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on August 31, 2004 and the unaudited pro forma combined statement of operations for the twelve months ended August 31, 2004 presents the results of operations of Strategic Growth Fund as if the combination with Managed Sectors Fund had been consummated on the first day of the 2004 fiscal year. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the 2004 fiscal year. The historical statements have been derived from the Strategic Growth Fund's and the Managed Sectors Fund's books and records utilized in calculating daily net asset value on August 31, 2004 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Managed Sectors Fund to the Strategic Growth Fund in exchange for the assumption by the Strategic Growth Fund of the stated liabilities of the Managed Sectors Fund and for a number of the Strategic Growth Fund's shares equal in value to the value of the net assets of the Managed Sectors Fund transferred to the Strategic Growth Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Strategic Growth Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either Fund in carrying out its obligations under the Plan of Reorganization.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Strategic Growth Fund and the Managed Sectors Fund incorporated by reference in this Statement of Additional Information.

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (UNAUDITED)
AUGUST 31, 2004
                                                        MFS                          MFS                    PRO FORMA     PRO FORMA
STOCKS                                           STRATEGIC GROWTH FUND         MANAGED SECTORS FUND        ADJUSTMENTS    COMBINED
Issuer                                          Shares            Value       Shares         Value        Shares         Value
AEROSPACE
                                                              ------------               ------------               --------------
    Lockheed Martin Corp.^                           --       $       --        85,000   $  4,571,300        85,000  $    4,571,300
                                                              ------------               ------------               --------------
AIRLINES
                                                              ------------               ------------               --------------
    Southwest Airlines Co.*                       218,300     $  3,235,206        --     $       --         218,300  $    3,235,206
                                                              ------------               ------------               --------------
APPAREL MANUFACTURERS
    Nike, Inc., "B"^                                 --       $       --        25,400   $  1,912,874        25,400  $    1,912,874
    Reebok International Ltd.^                    415,900       14,128,123      42,100      1,430,137       458,000      15,558,260
                                                              ------------               ------------               --------------
                                                              $ 14,128,123               $  3,343,011                $   17,471,134
                                                              ------------               ------------               --------------
BANKS & Credit Companies
    American Express Co.^                         561,400     $ 28,081,228      65,600   $  3,281,312       627,000  $   31,362,540
    Citigroup, Inc.                               611,557       28,486,325     113,500      5,286,830       725,057      33,773,155
    MBNA Corp.                                    549,200       13,257,688        --             --         549,200      13,257,688
    Mellon Financial Corp.                        248,600        7,174,596        --             --         248,600       7,174,596
    Northern Trust Corp.                          148,100        6,375,705        --             --         148,100       6,375,705
                                                              ------------               ------------               --------------
                                                              $ 83,375,542               $  8,568,142                $   91,943,684
                                                              ------------               ------------               --------------
BIOTECHNOLOGY
    Amgen, Inc.*                                  476,600     $ 28,257,614      70,600   $  4,185,874       547,200  $   32,443,488
    Celgene Corp.*^                                  --               --        18,900      1,072,575        18,900       1,072,575
    Genentech, Inc.*^                             374,600       18,272,988      30,200      1,473,156       404,800      19,746,144
    Genzyme Corp.*^                               525,000       28,350,000      75,300      4,066,200       600,300      32,416,200
    Gilead Sciences, Inc.*                        317,200       21,928,036      60,100      4,154,713       377,300      26,082,749
    Medimmune, Inc.*                              434,700       10,376,289        --             --         434,700      10,376,289
                                                              ------------               ------------               --------------
                                                              $107,184,927               $ 14,952,518                $  122,137,445
                                                              ------------               ------------               --------------
BROADCAST & CABLE TV
    Comcast Corp., "Special A"*^                  994,400       27,594,600      90,200   $  2,540,934     1,084,600  $   30,135,534
    Cox Communications, Inc., "A"*                185,900        6,108,674        --             --         185,900       6,108,674
    Cox Radio, Inc., "A"*                         195,600        3,288,036        --             --         195,600       3,288,036
    EchoStar Communications Corp., "A"*           138,335        4,239,968        --             --         138,335       4,239,968
    Entercom Communications Corp., "A"*           104,000        3,920,800        --             --         104,000       3,920,800
    News Corp. Ltd., ADR                          522,900       15,556,275        --             --         522,900      15,556,275
    Time Warner, Inc.*^                           503,700        8,235,495      37,300        609,855       541,000       8,845,350
    Univision Communications, Inc. "A"*           335,800       11,081,400        --             --         335,800      11,081,400
    Westwood One, Inc.*                           447,800       10,048,632        --             --         447,800      10,048,632
                                                              ------------               ------------               --------------
                                                              $ 90,073,880               $  3,150,789                $   93,224,669
                                                              ------------               ------------               --------------
BROKERAGE & ASSET MANAGERS
    Goldman Sachs Group, Inc.^                     51,300     $  4,599,045       9,100   $    815,815        60,400  $    5,414,860
    Merrill Lynch & Co., Inc.                     120,500        6,153,935        --             --         120,500       6,153,935
                                                              ------------               ------------               --------------
                                                              $ 10,752,980               $    815,815                $   11,568,795
                                                              ------------               ------------               --------------
BUSINESS SERVICES
    Accenture Ltd., "A"*                          419,600     $ 10,951,560        --     $       --         419,600  $   10,951,560
    Fiserv, Inc.*^                                358,600       12,472,108      50,400      1,752,912       409,000      14,225,020
    Getty Images, Inc.*^                           81,300        4,508,085      37,600      2,084,920       118,900       6,593,005
    Monster Worldwide, Inc.*                      228,000        4,612,440        --             --         228,000       4,612,440
                                                              ------------               ------------               --------------
                                                              $ 32,544,193               $  3,837,832                $   36,382,025
                                                              ------------               ------------               --------------
COMPUTER SOFTWARE
    Akamai Technologies, Inc.*^                   215,400     $  2,897,130     168,700   $  2,269,015       384,100  $    5,166,145
    Amdocs Ltd.*                                  425,300        8,548,530        --             --         425,300       8,548,530
    Ascential Software Corp.*                     291,700        3,780,432        --             --         291,700       3,780,432
    Computer Associates International, Inc.       575,600       13,941,032        --             --         575,600      13,941,032
    Mercury Interactive Corp.*                    393,600       13,583,136        --             --         393,600      13,583,136
    Microsoft Corp.                             2,070,600       56,527,380     361,500      9,868,950     2,432,100      66,396,330
    Oracle Corp.*                               1,210,900       12,072,673      88,600        883,342     1,299,500      12,956,015
    Red Hat, Inc.*                                763,900        9,365,414        --             --         763,900       9,365,414
    SAP AG, ADR                                   457,100       16,665,866        --             --         457,100      16,665,866
    Symantec Corp.*^                              497,400       23,855,304      96,500      4,628,140       593,900      28,483,444
    VERITAS Software Corp.*^                    1,082,479       18,099,049     171,500      2,867,480     1,253,979      20,966,529
    Vodafone Group PLC, ADR                       416,009        9,526,606        --             --         416,009       9,526,606
                                                              ------------               ------------               --------------
                                                              $188,862,552               $ 20,516,927                $  209,379,479
                                                              ------------               ------------               --------------
COMPUTER SOFTWARE - SYSTEMS
    EMC Corp.*                                    732,400     $  7,887,948        --     $       --         732,400  $    7,887,948
    International Business Machines Corp.^        307,300       26,025,237      48,100      4,073,589       355,400      30,098,826
                                                              ------------               ------------               --------------
                                                              $ 33,913,185               $  4,073,589                $   37,986,774
                                                              ------------               ------------               --------------
CONSUMER GOODS & SERVICES
    Avon Products, Inc.                           277,000       12,237,860        --     $       --         277,000  $   12,237,860
    Career Education Corp.*^                       60,600        1,868,904      27,800        857,352        88,400       2,726,256
    Colgate-Palmolive Co.                            --               --        20,300      1,096,200        20,300       1,096,200
    Procter & Gamble Co.^                            --               --        58,100      3,251,857        58,100       3,251,857
                                                              ------------               ------------               --------------
                                                              $ 14,106,764               $  5,205,409                $   19,312,173
                                                              ------------               ------------               --------------
ELECTRICAL EQUIPMENT
    Cooper Industries Ltd., "A"                   175,700     $  9,702,154        --     $       --         175,700  $    9,702,154
    Danaher Corp.^                                 46,400        2,385,888        --             --          46,400       2,385,888
    Emerson Electric Co.                          193,100       12,020,475      35,300      2,197,425       228,400      14,217,900
    General Electric Co.                          607,300       19,913,367     180,600      5,921,874       787,900      25,835,241
    Tyco International Ltd.                       737,804       23,108,021        --             --         737,804      23,108,021
                                                              ------------               ------------               --------------
                                                              $ 67,129,905               $  8,119,299                $   75,249,204
                                                              ------------               ------------               --------------
ELECTRONICS
    Amphenol Corp., "A"*                          129,000     $  3,877,740        --     $       --         129,000  $    3,877,740
    Analog Devices, Inc.^                         508,900       17,669,008      85,900      2,982,448       594,800      20,651,456
    Applied Materials, Inc.*                      481,900        7,657,391        --             --         481,900       7,657,391
    Intel Corp.                                      --               --       137,300      2,923,117       137,300       2,923,117
    Linear Technology Corp.^                      158,600        5,673,122        --             --         158,600       5,673,122
    Marvell Technology Group Ltd.*                315,200        7,287,424        --             --         315,200       7,287,424
    Maxim Integrated Products, Inc.^              140,800        6,114,944      24,600      1,068,378       165,400       7,183,322
    Novellus Systems, Inc.*                       294,000        7,182,420        --             --         294,000       7,182,420
    PMC-Sierra, Inc. *^                         1,091,200       10,191,808        --             --       1,091,200      10,191,808
    Texas Instruments, Inc.^                      509,600        9,957,584     159,500      3,116,630       669,100      13,074,214
    Xilinx, Inc.^                                 434,100       11,907,363      55,900      1,533,337       490,000      13,440,700
                                                              ------------               ------------               --------------
                                                              $ 87,518,804               $ 11,623,910                $   99,142,714
                                                              ------------               ------------               --------------
ENTERTAINMENT
    Clear Channel Communications, Inc.            333,600     $ 11,178,936      64,100   $  2,147,991       397,700  $   13,326,927
    Viacom, Inc., "B"                             830,213       27,654,395      72,400      2,411,644       902,613      30,066,039
    Walt Disney Co.                               323,800        7,269,310        --             --         323,800       7,269,310
                                                              ------------               ------------               --------------
                                                              $ 46,102,641               $  4,559,635                $   50,662,276
                                                              ------------               ------------               --------------
FOOD & DRUG STORES
    CVS Corp.^                                    406,900     $ 16,276,000      78,300   $  3,132,000       485,200  $   19,408,000
    Rite Aid Corp.*                               617,400        2,716,560        --             --         617,400       2,716,560
                                                              ------------               ------------               --------------
                                                              $ 18,992,560               $  3,132,000                $   22,124,560
                                                              ------------               ------------               --------------
FOOD & NON-ALCOHOLIC BEVERAGES
                                                              ------------               ------------               --------------
    PepsiCo., Inc.                                531,800     $ 26,590,000        --     $       --         531,800  $   26,590,000
                                                              ------------               ------------               --------------
GAMING & LODGING
    Carnival Corp.^                               508,700     $ 23,293,373      74,000   $  3,388,460       582,700  $   26,681,833
    Royal Caribbean Cruises Ltd.^                 244,100       10,081,330        --             --         244,100      10,081,330
                                                              ------------               ------------               --------------
                                                              $ 33,374,703               $  3,388,460                $   36,763,163
                                                              ------------               ------------               --------------
GENERAL MERCHANDISE
    Kohl's Corp.*                                 589,600     $ 29,173,408      68,400   $  3,384,432       658,000  $   32,557,840
    Target Corp.^                                 577,400       25,740,492      98,600      4,395,588       676,000      30,136,080
    Wal-Mart Stores, Inc.                         278,776       14,683,132        --             --         278,776      14,683,132
                                                              ------------               ------------               --------------
                                                              $ 69,597,032               $  7,780,020                $   77,377,052
                                                              ------------               ------------               --------------
INSURANCE
    Ace Ltd.^                                      62,800     $  2,420,940      46,200   $  1,781,010       109,000  $    4,201,950
    American International Group, Inc.            506,789       36,103,648      67,900      4,837,196       574,689      40,940,844
    Hartford Financial Services Group, Inc.^      101,760        6,223,642      27,400      1,675,784       129,160       7,899,426
                                                              ------------               ------------               --------------
                                                              $ 44,748,230               $  8,293,990                $   53,042,220
                                                              ------------               ------------               --------------
INTERNET
    eBay, Inc.*^                                  148,200     $ 12,825,228      48,400   $  4,188,536       196,600  $   17,013,764
    IAC/InterActiveCorp.*^                        558,300       12,734,823      89,400      2,039,214       647,700      14,774,037
    Yahoo!, Inc.^                                 674,100       19,218,591     125,800      3,586,558       799,900      22,805,149
                                                              ------------               ------------               --------------
                                                              $ 44,778,642               $  9,814,308                $   54,592,950
                                                              ------------               ------------               --------------
MACHINERY & TOOLS
    Eaton Corp.                                    60,000     $  3,621,000        --     $       --          60,000  $    3,621,000
    Illinois Tool Works, Inc.^                     67,200        6,134,688      19,200      1,752,768        86,400       7,887,456
    Parker Hannifin Corp.                         104,700        5,692,539        --             --         104,700       5,692,539
                                                              ------------               ------------               --------------
                                                              $ 15,448,227               $  1,752,768                $   17,200,995
                                                              ------------               ------------               --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES
                                                              ------------               ------------               --------------
    HCA, Inc.                                     242,100     $  9,395,901        --     $       --         242,100  $    9,395,901
                                                              ------------               ------------               --------------
MEDICAL EQUIPMENT
    C.R. Bard, Inc.                                  --               --        48,400   $  2,715,240        48,400  $    2,715,240
    Medtronic, Inc.^                              618,800       30,785,300      86,800      4,318,300       705,600      35,103,600
    Waters Corp.*^                                310,200       13,434,762      92,300      3,997,513       402,500      17,432,275
                                                              ------------               ------------               --------------
                                                              $ 44,220,062               $ 11,031,053                $   55,251,115
                                                              ------------               ------------               --------------
PERSONAL COMPUTERS & PERIPHERALS
    Dell, Inc.*                                   880,300     $ 30,669,652     130,500   $  4,546,620     1,010,800  $   35,216,272
    Network Appliance, Inc.*                      508,100       10,197,567        --             --         508,100      10,197,567
                                                              ------------               ------------               --------------
                                                              $ 40,867,219               $  4,546,620                $   45,413,839
                                                              ------------               ------------               --------------
PHARMACEUTICALS
    Abbott Laboratories                           633,400     $ 26,406,446      97,900   $  4,081,451       731,300  $   30,487,897
    Elan Corp. PLC, ADR*^                         474,500       10,737,935        --             --         474,500      10,737,935
    Eli Lilly & Co.^                              276,400       17,537,580      50,200      3,185,190       326,600      20,722,770
    Johnson & Johnson                           1,040,700       60,464,670     148,000      8,598,800     1,188,700      69,063,470
    Pfizer, Inc.                                1,232,160       40,254,667     207,500      6,779,025     1,439,660      47,033,692
    Wyeth^                                        849,468       31,065,045     103,900      3,799,623       953,368      34,864,668
                                                              ------------               ------------               --------------
                                                              $186,466,343               $ 26,444,089                $  212,910,432
                                                              ------------               ------------               --------------
RESTAURANTS
                                                              ------------               ------------               --------------
    Cheesecake Factory, Inc.*^                     94,600     $  3,914,548        --     $       --          94,600  $    3,914,548
                                                              ------------               ------------               --------------
SPECIALTY STORES
    Best Buy Co., Inc.                            228,600     $ 10,634,472      48,600   $  2,260,872       277,200  $   12,895,344
    Circuit City Stores, Inc.                     232,100        3,010,337        --             --         232,100       3,010,337
    Hot Topic, Inc.*^                             191,900        2,897,690        --             --         191,900       2,897,690
    Lowe's Cos., Inc.                                --               --        37,200      1,848,840        37,200       1,848,840
    Pacific Sunwear of California, Inc.*^         152,800        2,927,648      43,500        833,460       196,300       3,761,108
    PETsMART, Inc.^                                  --               --        53,100      1,489,986        53,100       1,489,986
    Staples, Inc.                                 222,400        6,378,432        --             --         222,400       6,378,432
                                                              ------------               ------------               --------------
                                                              $ 25,848,579               $  6,433,158                $   32,281,737
                                                              ------------               ------------               --------------
TELECOMMUNICATIONS - WIRELESS
    America Movil S.A. de C.V., ADR               334,500     $ 11,456,625        --     $       --         334,500  $   11,456,625
    Andrew Corp.*^                                735,610        8,157,915      96,500      1,070,185       832,110       9,228,100
    Nokia Corp., ADR                              292,200        3,471,336        --             --         292,200       3,471,336
                                                              ------------               ------------               --------------
                                                              $ 23,085,876               $  1,070,185                $   24,156,061
                                                              ------------               ------------               --------------
TELECOMMUNICATIONS - WIRELINE
    ADTRAN, Inc.^                                 288,200     $  7,717,996      68,500   $  1,834,430       356,700  $    9,552,426
    Cisco Systems, Inc.*                        2,615,400       49,064,904     348,100      6,530,356     2,963,500      55,595,260
    Comverse Technology, Inc*                     357,300        6,256,323        --             --         357,300       6,256,323
    Foundry Networks, Inc.*^                      442,500        4,035,600        --             --         442,500       4,035,600
    Lucent Technologies, Inc.*^                   757,300        2,370,349        --             --         757,300       2,370,349
    Telefonaktiebolaget LM Ericsson, ADR*         605,900       16,383,536        --             --         605,900      16,383,536
    QUALCOMM, Inc.                                   --               --        57,400      2,184,070        57,400       2,184,070
                                                              ------------               ------------               --------------
                                                              $ 85,828,708               $ 10,548,856                $   96,377,564
                                                              ------------               ------------               --------------
TRUCKING
    FedEx Corp.^                                  195,000     $ 15,988,050      29,500   $  2,418,705       224,500  $   18,406,755
    United Parcel Service, Inc., "B"              196,400       14,347,020        --             --         196,400      14,347,020
                                                              ------------               ------------               --------------
                                                              $ 30,335,070               $  2,418,705                $   32,753,775
                                                              ------------               ------------               --------------

TOTAL STOCKS (IDENTIFIED COST, $1,600,301,282
  AND $177,840,871, RESPECTIVELY)                           $1,482,420,402               $189,992,388                $1,672,412,790

                                               Par Amount        Value       Par Amount      Value      Par Amount        Value
SHORT TERM OBLIGATION
General Electric Capital Corp., 1.57%, due
    09/01/04, at Amortized Cost               $12,440,000     $ 12,440,000  $  587,000   $    587,000  $ 13,027,000  $   13,027,000
                                                              ------------               ------------               --------------

REPURCHASE AGREEMENTS
Morgan Stanley, 1.57%, dated 8/31/04, due
  9/01/04, total to be received $30,211,317
  and $4,945,216, respectively (secured by
  various U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                           $30,210,000     $ 30,210,000  $4,945,000   $  4,945,000  $ 35,155,000  $   35,155,000
                                                              ------------               ------------               --------------

COLLATERAL FOR SECURITIES LOANED
Issuer                                           Shares           Value        Shares        Value         Shares         Value

NAVIGATOR SECURITIES LENDING PRIME
    PORTFOLIO, AT COST AND NET ASSET VALUE     66,472,278     $ 66,472,278  44,454,334   $ 44,454,334  $110,926,612  $  110,926,612

TOTAL INVESTMENTS (IDENTIFIED COST,
  $1,709,423,560 AND $227,827,205,
  RESPECTIVELY)                                             $1,591,542,680               $239,978,722                $1,831,521,402

OTHER ASSETS, LESS LIABILITIES                                 (72,975,058)               (44,572,356)     (200,000)   (117,747,414)
                                                            --------------               ------------     ---------  --------------
NET ASSETS                                                  $1,518,567,622               $195,406,366     $(200,000) $1,713,773,988
                                                            ==============               ============     =========  ==============

* Non-income producing security.
^ All or a portion of this security is on loan.

Pro Forma Combined Statement of Assets and Liabilities (Unaudited)
August 31, 2004
                                                          MFS STRATEGIC      MFS MANAGED          PRO FORMA          PRO FORMA
                                                          GROWTH FUND        SECTORS FUND        ADJUSTMENTS         COMBINED
                                                         ---------------    ---------------    ---------------    ---------------
ASSETS:
     Investments:
        Unaffiliated issuers, at identified cost         $ 1,709,423,560    $   227,827,205    $          --      $ 1,937,250,765
        Unrealized appreciation (depreciation)              (117,880,880)        12,151,517               --         (105,729,363)
                                                         ---------------    ---------------    ---------------    ---------------
          Total investments, at value*                   $ 1,591,542,680    $   239,978,722    $          --      $ 1,831,521,402

     Cash                                                            229                121               --                  350
     Receivable for investments sold                           6,359,975               --                 --            6,359,975
     Receivable for fund shares sold                           4,504,360             16,974               --            4,521,334
     Interest and dividends receivable                         1,623,756            242,655               --            1,866,411
     Receivable from administrative proceedings
      settlement                                                 827,507            269,765               --            1,097,272
     Other assets                                                 73,974              2,856               --               76,830
                                                         ---------------    ---------------    ---------------    ---------------
        Total assets                                       1,604,932,481    $   240,511,093    $          --      $ 1,845,443,574
                                                         ===============    ===============    ===============    ===============

LIABILITIES:
     Payable for investments purchased                   $    15,898,383    $          --      $          --      $    15,898,383
     Payable for fund shares reacquired                        2,897,282            426,471               --            3,323,753
     Collateral for securities loaned, at value               66,472,278         44,454,334               --          110,926,612
     Payable to affiliates-                                         --                 --
        Management fee                                            26,985              4,033               --               31,018
        Shareholder servicing costs                              418,946              9,144               --              428,090
        Distribution and service fee                              20,444              2,526               --               22,970
        Administrative fee                                           202                 25               --                  227
        Program manager fee                                            5               --                 --                    5
        Administrative service fee                                     2               --                 --                    2
     Estimated Reorganization Costs                                 --                 --              200,000            200,000
     Accrued expenses and other liabilities                      630,332            208,194               --              838,526
                                                         ---------------    ---------------    ---------------    ---------------
        Total liabilities                                     86,364,859    $    45,104,727    $       200,000    $   131,669,586
                                                         ---------------    ---------------    ---------------    ---------------
Net assets                                                 1,518,567,622    $   195,406,366    $      (200,000)   $ 1,713,773,988
                                                         ===============    ===============    ===============    ===============

NET ASSETS CONSIST OF:
     Paid-in capital                                     $ 2,811,887,041    $   472,201,994    $          --      $ 3,284,089,035
     Unrealized appreciation (depreciation) on
        investments and translation of assets and
        liabilities in foreign currencies                   (117,878,613)        12,151,517               --         (105,727,096)
     Accumulated net realized gain (loss) on
        investments and foreign currency transactions     (1,173,384,657)      (288,864,360)              --       (1,462,249,017)
     Accumulated net investment loss                          (2,056,149)           (82,785)          (200,000)        (2,338,934)
                                                         ---------------    ---------------    ---------------    ---------------
        Total                                            $ 1,518,567,622    $   195,406,366    $      (200,000)   $ 1,713,773,988
                                                         ===============    ===============    ===============    ===============
Net assets:
        Class A shares                                   $   563,761,493    $   155,466,402    $       (83,925)   $   719,143,970
        Class B shares                                       427,363,690         36,651,877            (54,145)       463,961,422
        Class C shares                                       114,022,920          1,153,597            (13,440)       115,163,077
        Class I shares                                       405,006,215          2,134,490            (47,508)       407,093,197
        Class J shares                                         5,363,064               --                 (626)         5,362,438
        Class R1 shares                                        1,982,412               --                 (231)         1,982,181
        Class R2 shares                                          309,487               --                  (36)           309,451
        Class 529A shares                                        394,222               --                  (46)           394,176
        Class 529B shares                                        143,404               --                  (17)           143,387
        Class 529C shares                                        220,715               --                  (26)           220,689
                                                         ---------------    ---------------    ---------------    ---------------
        Total                                            $ 1,518,567,622    $   195,406,366    $      (200,000)   $ 1,713,773,988
                                                         ===============    ===============    ===============    ===============

Shares outstanding:
        Class A shares                                        33,919,193         20,456,219          9,354,176         43,273,369
        Class B shares                                        26,791,326          4,879,239          2,297,923         29,089,249
        Class C shares                                         7,134,711            155,242             72,190          7,206,901
        Class I shares                                        23,861,379            276,829            125,780         23,987,159
        Class J shares                                           338,226               --                    0            338,226
        Class R1 shares                                          119,549               --                    0            119,549
        Class R2 shares                                           18,703               --                    0             18,703
        Class 529A shares                                         23,815               --                    0             23,815
        Class 529B shares                                          9,030               --                    0              9,030
        Class 529C shares                                         13,885               --                    0             13,885
                                                         ---------------    ---------------    ---------------    ---------------
        Total                                                 92,229,817         25,767,529         11,850,069        104,079,886
                                                         ===============    ===============    ===============    ===============

Net asset value per share:
        Class A shares                                   $         16.62    $          7.60                       $         16.62
        Class B shares                                   $         15.95    $          7.51                       $         15.95
        Class C shares                                   $         15.98    $          7.43                       $         15.98
        Class I shares                                   $         16.97    $          7.71                       $         16.97
        Class J shares                                   $         15.86    $          --                         $         15.85
        Class R1 shares                                  $         16.58    $          --                         $         16.58
        Class R2 shares                                  $         16.55    $          --                         $         16.55
        Class 529A shares                                $         16.55    $          --                         $         16.55
        Class 529B shares                                $         15.88    $          --                         $         15.88
        Class 529C shares                                $         15.90    $          --                         $         15.89

* Includes $64,619,475, $43,440,874, and $110,926,612 of securities on loan for MFS Strategic Growth Fund, MFS Managed Sectors
  Fund, and the Pro Forma Combined, respectively.

Pro Forma Combined Statement of Operations (Unaudited)
For the year ended August 31, 2004
                                                          MFS STRATEGIC      MFS MANAGED          PRO FORMA          PRO FORMA
                                                          GROWTH FUND        SECTORS FUND        ADJUSTMENTS         COMBINED
                                                         ---------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS):
    Income-
        Dividends                                        $    12,604,007    $     1,880,976    $          --      $    14,484,983
        Interest                                                 741,837             81,428               --              823,265
        Other#                                                   827,507            269,765               --            1,097,272
        Foreign taxes withheld                                   (49,907)              --                 --              (49,907)
                                                         ---------------    ---------------    ---------------    ---------------
            Total investment income                      $    14,123,444    $     2,232,169    $          --      $    16,355,613
                                                         ---------------    ---------------    ---------------    ---------------
    Expenses -
        Management fee                                   $    12,142,527    $     1,651,474              $ - B    $    13,794,001
        Trustees' compensation                                    38,611             16,956               --               55,567
        Shareholder servicing costs                            3,171,714            406,488               --            3,578,202
        Distribution and service fee (Class A)                 2,392,819            608,046               --            3,000,865
        Distribution and service fee (Class B)                 4,931,012            429,532               --            5,360,544
        Distribution and service fee (Class C)                 1,364,988             12,425               --            1,377,413
        Distribution and service fee (Class J)                    56,049               --                 --               56,049
        Distribution and service fee (Class R1)                    5,854               --                 --                5,854
        Distribution and service fee (Class R2)                      440               --                 --                  440
        Distribution and service fee (Class 529A)                  1,243               --                 --                1,243
        Distribution and service fee (Class 529B)                  1,146               --                 --                1,146
        Distribution and service fee (Class 529C)                  1,629               --                 --                1,629
        Program manager fee (Class 529A)                             887               --                 --                  887
        Program manager fee (Class 529B)                             286               --                 --                  286
        Program manager fee (Class 529C)                             407               --                 --                  407
        Administrative service fee (Class R2)                        220               --                 --                  220
        Administrative fee                                       136,267             17,933               --              154,200
        Custodian fee                                            360,023             71,159          (60,000)A            371,182
        Printing                                                 190,657             71,020           (6,000)A            255,677
        Postage                                                  172,180             26,607               --              198,787
        Auditing fees                                             35,800             38,200          (38,200)A             35,800
        Legal fees                                                18,888              3,937           (3,937)A             18,888
        Miscellaneous                                            334,103             96,972               --              431,075
                                                         ---------------    ---------------    ---------------    ---------------
            Total expenses                               $    25,357,750    $     3,450,749    $      (108,137)   $    28,700,362
        Fees paid indirectly                                     (32,255)            (2,632)              --              (34,887)
        Reduction of expenses by investment adviser             (817,350)              (252)          (107,253)          (924,855)
                                                         ---------------    ---------------    ---------------    ---------------
            Net expenses                                 $    24,508,145    $     3,447,865    $      (215,390)   $    27,740,620
                                                         ---------------    ---------------    ---------------    ---------------
                Net investment loss                      $   (10,384,701)   $    (1,215,696)   $       215,390    $   (11,385,007)
                                                         ===============    ===============    ===============    ===============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
        Realized gain (loss) (identified cost basis) -
        Investment transactions                          $   103,987,570    $    22,293,886    $          --      $   126,281,456
        Foreign currency transactions                               --                  112               --                  112
                                                         ---------------    ---------------    ---------------    ---------------
            Net realized gain (loss) on investments
              and foreign currency transactions          $   103,987,570    $    22,293,998    $          --      $   126,281,568
                                                         ---------------    ---------------    ---------------    ---------------
        Change in unrealized appreciation
          (depreciation) -
        Investments                                      $   (92,872,347)   $   (19,329,122)   $          --      $  (112,201,469)
        Translation of assets and liabilities in
          foreign currencies                                         906               --                 --                  906
                                                         ---------------    ---------------    ---------------    ---------------
            Net unrealized gain (loss) on investments
              and foreign currency translation           $   (92,871,441)   $   (19,329,122)   $          --      $  (112,200,563)
                                                         ---------------    ---------------    ---------------    ---------------
                Net realized and unrealized gain
                  (loss) on investments and foreign
                  currency                               $    11,116,129    $     2,964,876    $          --      $    14,081,005
                                                         ---------------    ---------------    ---------------    ---------------
                   Change in net assets from
                     operations                          $       731,428    $     1,749,180    $       215,390    $     2,695,998
                                                         ===============    ===============    ===============    ===============

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales.

The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the reorganization nor any anticipated reorganization expenses.

                          MFS STRATEGIC GROWTH FUND AND
                            MFS MANAGED SECTORS FUND

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) BASIS FOR THE COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of MFS Managed Sectors Fund (Managed Sectors
Fund) into MFS Strategic Growth Fund (Strategic Growth Fund), (The Managed Sectors Fund and Strategic Growth Fund are collectively referred to herein as the "Funds"), as if such reorganization had taken place as of August 31, 2004, the annual period of the Funds. The following notes refer to the accompanying pro forma financial statements as if the reorganization of the Managed Sectors Fund with and into the Strategic Growth Fund had taken place as of August 31, 2004 at the respective net asset value on that date. Strategic Growth Fund will be the accounting survivor, based upon an analysis of factors including surviving fund portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.


(2) SIGNIFICANT ACCOUNTING POLICIES

General - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last reported sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

(3) SHARES OF BENEFICIAL INTEREST

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on August 31, 2004, had the acquisition taken place on August 31, 2004. In exchange for the net assets of the Managed Sectors Fund each class of shares of the Strategic Growth Fund would have been issued based upon the per share net asset value as follows:


------------------------------------------------------------------------------------------------------
                              CLASS A             CLASS B            CLASS C            CLASS I
------------------------------------------------------------------------------------------------------
Net assets - Managed             $155,466,402        $36,651,877        $1,153,597          $2,134,490
Sectors Fund
------------------------------------------------------------------------------------------------------
Shares - Strategic Growth         9,354,176           2,297,923           72,190             125,780
Fund
------------------------------------------------------------------------------------------------------
Net asset value - Strategic         $16.62             $15.95             $15.98              $16.97
Growth Fund
------------------------------------------------------------------------------------------------------

(4) ADJUSTMENTS TO THE PRO FORMA COMBINED STATEMENTS

The pro forma combined statements assume similar rates of gross investment income for the Managed Sectors Fund and Strategic Growth Fund investments. Accordingly, the combined gross investment income is equal to the sum of each of the funds gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, custody, and distribution fees of the combined fund are based on the fee schedule in effect for the Strategic Growth Fund at the combined level of the average net assets for the year ended August 31, 2004. The pro forma Statement of Operations is computed assuming the transaction was consummated at the beginning of the fiscal year ended August 31, 2004.

(A) Expenditures are reduced as a result of the elimination of duplicative functions.

(B) The investment advisory fee for the Managed Sectors Fund is 0.75% of the first $2.5 billion of average daily net assets and 0.70% of the average daily net assets in excess of $2.5 billion. The investment advisory fee for the Strategic Growth Fund is 0.75% of the fund's average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee for the Strategic Growth Fund to 0.65% of average daily net assets for the period March 1, 2004 through February 28, 2009. Management fees incurred for the year ended August 31, 2004 were at an effective rate of 0.70% of average daily net assets on an annualized basis. The effective pro forma investment advisory fee was 0.70% of average daily net assets during the year ended August 31, 2004.

(5)  TAX MATTERS AND DISTRIBUTIONS

Each funds policy is to comply with the provision of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Managed Sectors Fund and the Strategic Growth Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Strategic Growth Fund is limited by the Code.

                               MFS SERIES TRUST I

                          MFS(R) STRATEGIC GROWTH FUND
                                     PART C
                                OTHER INFORMATION
ITEM 15. INDEMNIFICATION

         Reference is hereby made to (a) Article V of the Trust's Amended and Restated Declaration of Trust, dated as of December 16, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004 and (b) Section 8 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 16. EXHIBITS:

          1 Amended and Restated Declaration of Trust, dated December 16, 2004. (5)

          2 Master Amended and Restated By-Laws, dated January 1, 2002 as revised December 16, 2004. (5)

          3        Not Applicable.

          4 Plan of Reorganization; included as Exhibit A to the MFS Core Growth Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

          5        Not Applicable.

          6 Investment Advisory Agreement for the Trust, dated January 1, 2002. (4)

          7  (a)   Distribution Agreement, dated January 1, 1995.  (1)

             (b) Dealer Agreement between MFS Fund Distributors, Inc., ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank effective April 6, 2001. (14)

          8  (a)   Retirement Plan for Non-Interested Person Trustees, as
                   amended and restated February 10, 1999. (2)

             (b) Amendment, dated July 1, 2002, to Master Retirement Plan for Non-Interested Trustees. (10)

             (c)   Retirement Benefit Deferral Plan, dated July 1, 2002. (15)

             (d) Amended and Restated Trustee Fee Deferral Plan for MFS Strategic Growth Fund, dated December 11, 2001. (18)

          9  (a)   Master Custodian Agreement between Registrant and State
                   Street Bank and Trust Company, dated July 2, 2001. (13)

             (b) Global Custodian Contract between Registrant and Chase Manhattan Bank, dated July 2, 2001. (13)

             (c) Exhibit A, revised December 30, 2004, to the Master Custodian Contract and the Global Custody Agreement. (3)

             (d) Amended Amendment No. 2, dated as of May 2, 2003 to the Master Custodian Agreement with State Street Bank & Trust Company. (10)

             (e) Amendment, dated December 28, 2004 to the Master Custodian Agreement. (3)

         10  (a)   Master Distribution Plan pursuant to Rule 12b-1 under the
                   Investment Company Act of 1940 effective January 1, 1997, and
                   Amended and Restated, effective December 16, 2004. (5)

             (b) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended and restated September 20, 2004. (12)

         11 Opinion of James R. Bordewick, Jr., including consent, dated February 18, 2005; filed herewith.

         12 Form of Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by Amendment.

         13  (a)   Shareholder Servicing Agent Agreement, dated September 10,
                   1986. (8)

             (b) Amendment to Shareholder Servicing Agent Agreement to amend fee schedule, dated April 1, 2003. (9)

             (c)   Exchange Privilege Agreement, dated July 30, 1997. (6)

             (d)   Dividend Disbursing Agent Agreement dated September 10, 1986.
                   (8)

             (e) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (7)

             (f) Exhibit A as revised September 20, 2004, to the Amended and Restated Master Administrative Services Agreement. (3)

             (g) Master 529 Administrative Service Agreement, dated August 1, 2002. (17)

             (h) Addendum to the Master 529 Administrative Services Agreement, dated October 16, 2002. (17)

             (i) Exhibit A, dated as of July 20, 2004, to the Master 529 Administrative Services Agreement. (16)

             (j) Master Class R2 Administrative Services Agreement, dated August 15, 2003. (10)

             (k) Exhibit A, dated as of July 20, 2004, to the Master R2 Administrative Services Agreement. (16)

         14  (a)   Auditor's Consent Letter for Ernst & Young LLP regarding
                   MFS Strategic Growth Fund; filed herewith.

             (b) Auditor's Consent Letter for Deloitte & Touche LLP regarding MFS Managed Sectors Fund; filed herewith.

         15        Not Applicable.

         16        Power of Attorney, dated December 16, 2004. (5)

         17 (a) Strategic Growth Fund's Prospectus and Statement of Additional Information, dated January 1, 2005. (5)

             (b) Strategic Growth Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004. (19)

             (c) MFS Managed Sectors Fund's Prospectus and Statement of Additional Information, dated January 1, 2005. (5)

             (d) MFS Managed Sectors Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004. (19)

 (1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 30, 1995.
 (2) Incorporated by reference to MFS(R) Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.
 (3) Incorporated by reference to MFS(R) Series Trust XI (file Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
 (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 30, 2002.
 (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
 (6) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC on October 29, 1997.
 (7) Incorporated by reference to MFS(R) Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
 (8) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.
 (9) Incorporated by reference to Registrant's Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.
(10) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.
(11) Incorporated by reference to MFS Series Trust II's (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 36 filed with the SEC via EDGAR on March 29, 2004.
(12) Incorporated by reference to MFS Series Trust X (File Nos. 33-1675 and 811-4492) Post-Effective Amendment No. 53 filed with the SEC via EDGAR on October 1, 2004.
(13) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(14) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(15) Incorporated by reference to Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on August 28, 2002.
(16) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.
(17) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.
(18) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 38 filed with the SEC via EDGAR on July 27, 2003.
(19) Incorporated by reference to Registrant's (File Nos. 2-74959 and 811-3327) Form N-CSR filed with the SEC via EDGAR on November 5, 2004.

ITEM 17. UNDERTAKINGS

         (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (c) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

                                     NOTICE

         A copy of the Amended and Restated Declaration of Trust, as amended, of MFS Series Trust I, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 18th day of February 2005.


                                              MFS SERIES TRUST I

                                              By:    ROBERT J. MANNING*
                                                     -------------------
                                              Name:  Robert J. Manning
                                              Title: President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on February 18, 2005.


             SIGNATURE               TITLE

ROBERT J. MANNING*                  President (Principal Executive Officer)
---------------------------
Robert J. Manning


RICHARD M. HISEY*                   Principal Financial and Accounting Officer
---------------------------
Richard . Hisey


LAWRENCE H. COHN*                   Trustee
---------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                   Trustee
---------------------------
David H. Gunning


WILLIAM R. GUTOW*                   Trustee
---------------------------
William R. Gutow


MICHAEL HEGARTY*                    Trustee
---------------------------
Michael Hegarty


J. ATWOOD IVES*                     Trustee
---------------------------
J. Atwood Ives


AMY B. LANE*                        Trustee
---------------------------
Amy B. Lane


LAWRENCE T. PERERA*                 Trustee
---------------------------
Lawrence T. Perera


J. DALE SHERRATT*                   Trustee
---------------------------
J. Dale Sherratt


ELAINE R. SMITH*                    Trustee
---------------------------
Elaine R. Smith


                                  *By: JAMES R. BORDEWICK, JR.
                                  --------------------------------
                                  Name: James R. Bordewick, Jr.
                                  as Attorney-in-fact

                                  Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney, dated December 16, 2004, incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777)
                                  Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

                                INDEX TO EXHIBITS

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT


     11         Legal Opinion Consent, dated February 18, 2005.

     14    (a)  Auditor's Consent Letter for Ernst & Young LLP
                regarding MFS Strategic Growth Fund.

           (b)   Auditor's Consent Letter for Deloitte & Touche
                 LLP regarding MFS Managed Sectors Fund.